UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2012

Fundamental Emerging Markets Equity Funds
Asia Equity
BRIC
China Equity
Emerging Markets Equity
N-11 Equity

Goldman Sachs Fundamental

Emerging Markets Equity Funds

■	ASIA EQUITY

■	BRIC

■	CHINA EQUITY

■	EMERGING MARKETS EQUITY

■	N-11 EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	42

Financial Statements	54

Financial Highlights	60

Notes to Financial Statements	70

Report of Independent Registered Public Accounting Firm	86

Other Information	87

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Asia Equity Fund invests primarily in a diversified portfolio of equity investments in Asian issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Because of its exposure to Asian issuers, the Fund is subject to greater risk of loss as a result of Asian economic, market, political and local risks than a fund that is more geographically diversified. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all.

The Goldman Sachs BRIC Fund invests primarily in a concentrated portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that participate in the markets of the BRIC countries. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Such securities are also subject to foreign custody risk. Because of its exposure to the BRIC countries, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events that may occur in those countries or regions. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs China Equity Fund invests primarily in a portfolio of equity investments that are tied economically to China or in issuers that participate in the markets of China. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets securities, including Chinese securities, may be more volatile and less liquid than U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Such securities are also subject to foreign custody risk. Because of its exposure to China, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events that may occur in China. The Fund may concentrate its investments in a specific industry (only in the event that that industry represents 20% or more of the Fund’s benchmark index at the time of investment), subjecting it to greater risk of loss as a result of adverse economic, business or other developments affecting that industry. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s investments in participation notes are subject to the same risks associated with the underlying asset or market, as well as counterparty risk. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

The Goldman Sachs Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all.

The Goldman Sachs N-11 Equity Fund invests primarily in a portfolio of equity investments that are tied economically to the “N-11 countries” or in issuers that participate in the markets of the following N-11 countries: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey, and Vietnam. While Iran is among the N-11 countries, the Fund will not invest in issuers organized under the laws of Iran, or domiciled in Iran, or in certain other issuers as necessary to comply with U.S. economic sanctions against Iran. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Because of its exposure to the N-11 countries, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events that may occur in those countries. Such securities are also subject to foreign custody risk. The N-11 countries generally have smaller economies or less developed capital markets than traditional emerging markets countries, and, as a result, the risks of investing in these countries are magnified. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, favorable or unfavorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s investments in participation notes are subject to the same risks associated with the underlying asset or market, as well as counterparty risk. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its best investment ideas.

■

The Emerging Markets Equity research team, based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, India, and Australia focuses on long- term business and management quality

■	Proprietary, bottom-up research is the key driver of our investment process

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Members of each local investment team are aligned by sector and are responsible for finding ideas with the best risk-adjusted upside in their respective areas of coverage

■	The decision-making process includes active participation in frequent and regular research meetings

■	The Emerging Market Equity team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

■	Security selections are aligned with levels of investment conviction and risk-adjusted upside

■	Continual risk monitoring identifies various risks at the stock and portfolio level and assesses whether they are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

Emerging markets equity portfolios that strive to offer:

■	Access to markets across emerging markets

■	Disciplined approach to stock selection

■	Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental Emerging Markets Equity Funds

Market Review

Emerging markets equities experienced significant volatility, with some big monthly gains and some big monthly losses, but overall advanced during the 12-month period ended October 31, 2012 (the “Reporting Period”). The MSCI Emerging Markets Index (net, unhedged) (the “MSCI EM Index”) posted a return of 2.62%.* The modest gains reflect shifting investor sentiment during the Reporting Period, primarily toward the European sovereign debt crisis and global economic growth prospects.

Emerging market equities began the Reporting Period in November and December 2011 in decline, as Europe’s sovereign debt crisis deteriorated and China’s industrial production slowed, renewing investor concerns over the outlook for global economic growth. The macro-driven weakness was broad-based, as most emerging equity markets declined. Also, many emerging market currencies depreciated against the U.S. dollar during these last two months of 2011, further depressing returns expressed in U.S. dollars.

The emerging equity markets then rallied broadly during the first quarter of 2012, boosted by currency appreciation against the U.S. dollar, as sentiment on the global economy improved. Chinese equities, however, lagged the broader market as its government officially announced it would target economic growth of 7.5% for the year, the first time in recent years that target was under 8%.

Investor sentiment subsequently reversed, driving weak second quarter of 2012 performance. Such performance primarily reflected worrisome headlines. For example, softer economic data from China and the U.S., combined with a worsening of Europe’s sovereign debt crisis, pointed to a potential economic slowdown. Anticipating weaker global demand, the benchmark Brent crude oil price slid almost 25% during the quarter, which weighed particularly heavily on the Russian equity market and on energy stocks. That said, all sectors of the MSCI EM Index declined during the second calendar quarter. Strong appreciation of the U.S. dollar during these months notably reduced returns of many of the emerging equity markets when expressed in U.S. dollars.

Emerging equity markets generally rebounded during the third quarter of 2012 following a number of policy actions taken by governments and central banks. Purchasing manager data in China and a number of other Asian countries suggested that weaker global demand was negatively impacting manufacturing in the region. The lingering growth concerns prompted actions by several central banks, including South Korea’s first rate cut in three years. China cut rates twice within a month, as its equity market underperformed the MSCI EM Index during the quarter on disappointing economic data, including second quarter 2012 Gross Domestic Product (“GDP”) growth of 7.6%, the weakest in many quarters. Elsewhere, Brazil’s central bank reduced its SELIC rate by 100 basis points. (Brazil’s SELIC — or Sistema Especial de Liquidaçăo e Custodia — rate is its central bank’s overnight rate. A basis point is 1/100th of a percentage point.) India’s equity market was an especially strong performer during the third quarter in response to its government’s long-awaited decision to allow some foreign competition in several of its industries, including retail and airlines. Central and Eastern European equity markets posted strong returns following positive actions from the European Central Bank and from leaders of several developed European countries. Energy stocks rose sharply on a big rebound in oil prices during the quarter.

*	All index returns are expressed in U.S. dollar terms.

MARKET REVIEW

Most emerging equity markets pulled back in October, as the International Monetary Fund (“IMF”) reduced its global economic growth forecast for 2013 to 3.6%, with cuts to all BRIC (Brazil, Russia, India and China) country GDP estimates. Despite China’s report that its economy slowed to 7.4% during the third quarter, Chinese equities significantly outperformed in October, as many of its economic data points showed improvement and proved better than expected, fueling hopes that China’s economy would see a modest recovery in the fourth quarter of 2012.

Turkey was the best performing market in the MSCI EM Index during the Reporting Period overall, due in large part to speculation that its improving fiscal and monetary policies could lead to a credit upgrade. The equity markets of the Philippines, Egypt, Thailand and Colombia also generated strong double-digit gains during the Reporting Period. For the Reporting Period overall, the BRIC equity markets each declined, with the exception of China, largely on concerns over slowing global economic growth. Indeed, the equity markets of Brazil, Russia and India were among the weakest emerging equity markets within the MSCI EM Index during the Reporting Period. Among the smaller country markets, Morocco and the Czech Republic were also particularly weak during the Reporting Period, each generating negative returns. From a sector perspective, health care, consumer staples and information technology were the strongest absolute performers within the MSCI EM Index during the Reporting Period. Materials, energy and industrials were the weakest sectors in the MSCI EM Index, each posting negative absolute returns.

Looking Ahead

While weaker macroeconomic data across the world weighed on equity markets, we maintain a cautiously optimistic outlook for the growth and emerging equity markets for the months ahead. We think growth in economic activity bottomed during the first half of 2012. We also believe monetary and fiscal easing in some of the largest growth markets has created a positive backdrop for recovery in consumption and economic activity. The slowdown in China’s economy was one of the key concerns during the Reporting Period, but we believe China is on course to achieve high single-digit growth for 2012 overall. An improvement in Purchasing Manager Index data in October 2012 relative to the August reading and an increase in new orders indicate to us that economic activity in China has started to stabilize. Furthermore, a pick-up in infrastructure activities and the removal of the overhang of political uncertainty once leadership changes in China are announced are likely, in our view, to improve corporate sentiment in the near term. Despite the fact that emerging market equities outperformed developed markets equities in the quantitative-easing-driven market rally in September, the MSCI EM Index was still trading at the end of the Reporting Period at a forward price/earnings ratio discount to developed markets and to its own five-year average1. We believe this offers an attractive entry point for investors.

[1]

Source: Factset, as of September 30, 2012. All as measured by the MSCI EM Index and the MSCI World Index. Forward price/earnings ratio data refers to the MSCI EM Index and MSCI World Index next 12 months price/earnings ratios.

MARKET REVIEW

All that said, we remain cautious about possible risks arising from developed markets and their potential impact on global economic activity and investor sentiment — particularly the potential impact of the possible fiscal cliff in the U.S. and a potential deterioration of the European sovereign debt crisis. (The major components of the so-called fiscal cliff in the U.S. include tax increases and spending cuts totaling approximately $576 billion scheduled to take effect on January 1, 2013.) In addition, while commodity prices have held up relatively well despite weaker macro-economic data across developed and emerging markets, we see a potential risk from commodity price volatility in the near term, particularly if China’s economic data deteriorates or if the new round of quantitative easing does not have the impact on global economic activity widely anticipated.

Even acknowledging these potential risks, we remained extremely constructive about growth and emerging market fundamentals at the end of the Reporting Period as well as their long-term prospects. We believe that domestic consumption will continue to be one of the key investment opportunities, with the growth and emerging market consumer having reached $14 trillion in value and surpassing the size of the U.S. consumer2. We also see opportunities in the ongoing trends of urbanization and infrastructure build. Finally, we believe the recent policy developments in some of the growth and emerging markets, for example, the acceleration of reforms in India, may lead to significant structural improvements and create a positive backdrop for emerging equity markets.

As always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate volatile markets ahead.

[2]	Source: UBS, “What are emerging consumers buying?”, July 13, 2012.

PORTFOLIO RESULTS

Goldman Sachs Asia Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Asia ex Japan Equity Portfolio Management Team discusses the Goldman Sachs Asia Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C and Institutional Shares generated average annual total returns, without sales charges, of 3.05%, 2.29%, 2.31% and 3.50%, respectively. These returns compare to the 6.46% average annual total return of the Fund’s benchmark, the MSCI All Country Asia ex Japan Index (net, USD, unhedged, with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of the Index during the Reporting Period can be primarily attributed to individual stock selection. From a country perspective, stock selection was strongest in Indonesia, Taiwan and India. However, more than offsetting these positives was weak stock selection in South Korea, Hong Kong and China.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in power generation equipment maker Dongfang Electric, telecommunications equipment provider ZTE and materials company POSCO Chemtech.

Dongfang Electric, one of the “big three” power generation equipment makers in China, was the biggest detractor from the Fund’s relative results during the Reporting Period. Dongfang Electric has the most balanced exposure to thermal, hydro, nuclear and wind power segments among the nation’s three top players. While its diversified exposure to various power segments puts the company, in our view, in a more defensive position than its peers, we became increasingly concerned that broad-based demand for power generation equipment may continue to be muted given policy inertia on nuclear power and other structural impediments, such as connectivity issues with wind power. Weak demand for power as China’s economic growth moderated and rainy weather in 2012 also tempered independent power producers’ urgency to build up newly approved thermal projects, despite the power tariff hike at the end of 2011. We thus sold the Fund’s position in Dongfang Electric by the end of the Reporting Period.

ZTE, a leading global provider of telecommunications equipment and network solutions based in China, announced disappointing first-half 2012 results. Profits were hurt by foreign exchange losses due to euro weakness and by lower revenue recognition due to delayed product delivery. While revenue recognition is primarily a timing issue that we believe should reverse for the second half of 2012, our conviction level on the stock was reduced as our confidence in company management’s execution capability waned. More specifically, the transparency and quality of information disclosure from the company’s investor relations management and other top management deteriorated during the Reporting Period, which reduced our confidence in the team’s execution. We were also concerned about management strategy, which we see as focusing disproportionately on top-line and market share expansion, potentially compromising margins and net earnings delivery. We eliminated the Fund’s position in ZTE by the end of the Reporting Period.

POSCO Chemtech, which supplies refractory material and provides maintenance services to South Korean steel maker POSCO, saw its share price decline during the Reporting Period due to a lack of momentum in new business. Further, its parent company, POSCO, was suffering from weak steel demand, which led to concerns about potential delays of capacity expansion and dampened shipment growth. We sold the Fund’s position in POSCO Chemtech by the end of the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in Media Nusantara, Shin and Chipbond Technology.

Media Nusantara, the leading free-to-air television network with the largest share of audience in Indonesia, contributed most positively to the Fund’s results. Its stock performed well during the Reporting Period as the company benefited

PORTFOLIO RESULTS

from rising advertising spending in Indonesia as competition among consumer companies grows. We believe new programming initiatives designed to garner more audience share and the company’s ability to raise advertising rates further in the second quarter of 2012 further supported the company’s outstanding share price performance.

Shin, the holding company of Advanced Info Service, offers entry into the telecommunication services sector in Thailand. Some of the key drivers for its stock outperformance during the Reporting Period included positive news flow on its 3G (third generation) license auction, better than expected results in major subsidiaries ADVANC and THCOM, improvement in liquidity following the disposal of shares by a major shareholder and attractive dividend yield. We sold the Fund’s position in Shin by the end of the Reporting Period, taking profits.

Chipbond Technology, based in Taiwan, provides gold-bumping services to driver integrated circuits (“ICs”), which are used in liquid crystal displays (“LCDs”). (Gold-bumping technology is a necessary interconnection technology for LCD and other flat-panel display driver semiconductors.) The increase of display resolution boosts the usage of driver ICs and demand for gold-bumping. Chipbond Technology is the largest gold-bumping service provider outside of integrated device manufacturers. During the Reporting Period, the company enjoyed strong revenue growth and margin improvement following the increase of its capacity utilization.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The biggest detractors from the Fund’s relative results during the Reporting Period were the financials, consumer staples and industrials sectors, each due primarily to poor stock selection.

The sectors that contributed most positively to the Fund’s performance relative to the Index were energy, information technology and telecommunication services. Most of the outperformance in energy and telecommunication services was driven by effective stock selection. Having an overweight allocation to information technology, which significantly outpaced the Index during the Reporting Period, also added value.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales. During the Reporting Period, the Fund also gained exposure to select stocks through participatory notes.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in China Construction Bank during the Reporting Period, as we believe the market over-penalized the stock on concerns of both net interest margin squeeze and asset quality. We expect China Construction Bank’s net interest margin to be relatively defensive for the second half of 2012 overall, as the bank has taken a less aggressive stance on deposit bidding since mid-2012. In addition, over the next 12 months or so, we expect a resumption of economic activity, especially in the infrastructure sector, to benefit China Construction Bank’s loan demand. Over the longer term, development of the wealth management industry in China should, in our view, augur well for banks’ fee income. With its extensive distribution network, we believe China Construction Bank should benefit disproportionately from this secular trend.

We initiated and then subsequently added to the Fund’s position in CNOOC, a Chinese producer of crude oil and natural gas, as we believed that being mainly involved in upstream production activities, it would benefit from robust oil prices. (Upstream production activities generally include those operations stages in the oil and gas industry that involve exploration and production.)

In addition to the sales already mentioned, we exited the Fund’s position in gaming and integrated resort operator Genting Singapore, as we were expecting gaming volume growth prospects in VIP and mass market segments to be challenging. More specifically, we expected the more prudent extension of credit to VIP players and additional commission paid to manage receivables — as well as the potential regulatory risk to curb high frequency local mass gambling — to negatively impact the growth of Genting Singapore. Further, we expected uncertainty over the company’s intention toward its investment in Australia’s Echo Entertainment Group to be an overhang on the stock.

PORTFOLIO RESULTS

We sold the Fund’s position in South Korean energy company S-Oil. We noticed that lubricant spread prices were plummeting. In addition, we believed refining margins were at unsustainably high levels in spite of the weak economy.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure to financials and industrials increased and its allocations to utilities and consumer discretionary decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. During the Reporting Period, the Fund’s allocations to Singapore, Indonesia and China increased and its exposure to Hong Kong and Taiwan decreased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had an overweighted exposure to China compared to the Index. On the same date, the Fund had an underweighted exposure to Hong Kong and was relatively neutrally weighted to the remaining country components of the Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in the information technology and consumer discretionary sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the Index in the materials, consumer staples and utilities sectors and was relatively neutrally weighted compared to the Index in industrials, health care, energy, telecommunication services and financials.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Asia Equity Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	MSCI AC (All Country) Asia ex Japan index[2]
Class A	3.05%	6.46%
Class B	2.29	6.46
Class C	2.31	6.46
Institutional	3.50	6.46

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI AC (All Country) Asia ex Japan Index (net, USD, unhedged, with dividends reinvested) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The MSCI AC Asia ex Japan Index consists of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. This index is net of dividends reinvested after deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	8.83%	-5.34%	9.66%	1.81%	7/08/94
Class B	9.35	-5.38	9.63	0.72	5/01/96
Class C	13.35	-5.01	9.46	0.95	8/15/97
Institutional	15.65	-3.89	10.80	1.76	2/02/96

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.60%	2.17%
Class B	2.35	2.92
Class C	2.35	2.92
Institutional	1.20	1.77

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	6.3%	Semiconductors & Semiconductor Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	4.0	Semiconductors & Semiconductor Equipment	Taiwan
China Construction Bank Corp. Class H	3.1	Banks	China
Industrial & Commercial Bank of China Ltd. Class H	2.6	Banks	China
China Mobile Ltd.	2.0	Telecommunication Services	Hong Kong
Samsung Fire & Marine Insurance Co. Ltd.	2.0	Insurance	South Korea
CNOOC Ltd.	1.9	Energy	China
Hon Hai Precision Industry Co. Ltd.	1.9	Technology Hardware & Equipment	Taiwan
Singapore Telecommunications Ltd.	1.7	Telecommunication Services	Singapore
DBS Group Holdings Ltd.	1.6	Banks	Singapore

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS ASIA EQUITY FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on November 1, 2002 in Class A Shares (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country Asia ex Japan Index (net, USD, unhedged, with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C and Institutional Shares will vary from that of Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Asia Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2002 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 8, 1994)
Excluding sales charges	3.05%	-6.78%	9.75%	2.09%
Including sales charges	-2.61%	-7.83%	9.13%	1.78%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	2.29%	-7.49%	9.12%	0.69%
Including contingent deferred sales charges	-2.70%	-7.86%	9.12%	0.69%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	2.31%	-7.50%	8.94%	0.92%
Including contingent deferred sales charges	1.31%	-7.50%	8.94%	0.92%

Institutional (Commenced February 2, 1996)	3.50%	-6.40%	10.28%	1.73%

PORTFOLIO RESULTS

Goldman Sachs BRIC Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs BRIC Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -3.19%, -3.88%, -2.76% and -2.89%, respectively. These returns compare to the -2.45% average annual total return of the Fund’s benchmark, the MSCI BRIC Index (net, unhedged, USD) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period. While the Fund did benefit from effective stock selection in Russia and India, such positives were not enough to completely offset the detracting effect of its weak stock selection in China and Brazil.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Chinese power generation equipment maker Dongfang Electric, Brazilian energy company Petroleo Brasileiro (“Petrobras”) and Chinese telecommunications equipment provider ZTE.

Dongfang Electric, one of the “big three” power generation equipment makers in China, was the biggest detractor from the Fund’s relative results during the Reporting Period. Dongfang Electric has the most balanced exposure to thermal, hydro, nuclear and wind power segments among the nation’s three top players. While its diversified exposure to various power segments puts the company, in our view, in a more defensive position than its peers, we became increasingly concerned that broad-based demand for power generation equipment may continue to be muted given policy inertia on nuclear power and other structural impediments, such as connectivity issues with wind power. Weak demand for power as China’s economic growth moderated and rainy weather in 2012 also tempered independent power producers’ urgency to build up newly approved thermal projects, despite the power tariff hike at the end of 2011. We thus sold the Fund’s position in Dongfang Electric by the end of the Reporting Period.

Leading Brazilian energy company Petrobras saw its shares decline during the Reporting Period after it reported weaker than expected results for the fourth quarter of 2011. As the company’s refineries had been running at full capacity, the company had to increase fuel imports to supply the domestic Brazilian market, which led to margin compression during the Reporting Period.

ZTE, a leading global provider of telecommunications equipment and network solutions based in China, announced disappointing first-half 2012 results. Profits were hurt by foreign exchange losses due to euro weakness and by lower revenue recognition due to delayed product delivery. While revenue recognition is primarily a timing issue that we believe should reverse for the second half of 2012, our conviction level on the stock was reduced as our confidence in company management’s execution capability waned. More specifically, the transparency and quality of information disclosure from the company’s investor relations management and other top management deteriorated during the Reporting Period, which reduced our confidence in the team’s execution. We were also concerned about management strategy, which we see as focusing disproportionately on top-line and market share expansion, potentially compromising margins and net earnings delivery. We eliminated the Fund’s position in ZTE by the end of the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Brazilian packaging company Klabin, Chinese real estate company China Overseas Land and Investment and Brazilian oil and gas producer OGX Petroleo e Gas.

PORTFOLIO RESULTS

Klabin, the leading manufacturer of packaging paper and board in Brazil, was the top contributor to the Fund’s performance during the Reporting Period. Its stock rose after the company reported better than expected third quarter of 2011 results, which showed increasing revenues. The stock was further supported by weakness in the Brazilian real, as a significant share of the company’s revenues is tied to the U.S. dollar. At the end of the Reporting Period, we believed that Klabin offered strong growth potential over the long term attributable to an aggressive cost cutting program and capacity expansion introduced by the new management of the company. We also think that should the Brazilian economy grow as anticipated, the company is likely to shift some of its focus to the domestic market, thus improving its revenue mix.

China Overseas Land and Investment, a real estate company engaged in property development and infrastructure investment, was also a strong positive contributor to the Fund’s results during the Reporting Period. The company benefited from the relaxation of liquidity constraints by the Chinese government, which led to favorable mortgage approvals and mortgage rates. In general, property sales in mainland China picked up during the first quarter of 2012, indicating, in our view, a potential recovery in the real estate market. Finally, the company’s superior sales execution and project launch compared with its peers make China Overseas Land and Development, in our opinion, the major beneficiary of recent government actions.

Shares of OGX Petroleo e Gas fell significantly during the Reporting Period, as the company reduced its reserve expectations,* surprising the market. The Fund’s underweighted position in the company thus drove positive relative returns. We had completely eliminated the Fund’s position in the company by the end of the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection in the consumer staples, industrials and utilities sectors detracted most from the Fund’s performance during the Reporting Period. Having an underweight position relative to the Index in the comparatively strong consumer staples sector also hurt. The key drivers of underperformance in the consumer staples sector was the Fund’s position in Russian food retailer X5 Retail Group. Within the industrials sector, the Fund’s holding in Dongfang Electric, mentioned earlier, detracted most from performance during the Reporting Period. In utilities, the Fund’s holding in Brazilian power company Companhia Energetica de Minas Gerais (“CEMIG”) detracted most from returns.

Conversely, strong stock selection within the materials, energy and financials sectors contributed most positively to the Fund’s performance. A notable contributor within materials was Klabin, discussed above. Within energy, the Fund’s underweighted position in OGX Petroleo e Gas, mentioned earlier, and the Fund’s positioning in Chinese integrated oil company China Petroleum & Chemical (“Sinopec”) were the largest contributors. In financials, China Overseas Land & Investment, a Chinese real estate company engaged in property development and infrastructure investment, and Shimao Property, a diversified property developer geared to high-end properties, performed particularly strongly during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund gained exposure to select stocks through participatory notes. We used index futures on an opportunistic basis to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

*	Energy companies update their investors on the amount of oil and natural gas reserves they have access to through a reserve update. This update typically includes proved, probable and possible reserves, and is similar to an inventory report that a retailer might provide to investors.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We elected to change the Fund’s positioning within the consumer staples sector in Russia. We sold out of the Fund’s position in X5 Retail Group, Russia’s largest retailer as measured by revenue, and initiated a Fund position in Magnit, the second largest retailer in the country. Magnit mainly operates convenience stores. We believe that given Magnit’s strong track record of organic store expansion and sales growth, the company is well positioned to benefit from a positive macroeconomic environment for the consumer sector, especially low inflationary pressures, real wage growth and low unemployment. Furthermore, Magnit reported strong gross margin expansion during the fourth quarter of 2011, and its management has taken some steps to improve its margins on a sustainable basis, which, if achieved, should contribute to the company’s strong position in the market. Magnit also started expanding into cosmetics stores, which may develop into a growth driver for the company given the underpenetrated nature of the industry and the company’s ability to leverage its existing distribution system. We decided to sell out of the Fund’s position in X5 Retail Group, as the retailer is in the process of switching to a different business model, which may have a negative effect on the company’s margin recovery, in our view. Also, X5 Retail Group’s position in the largest cities in Russia has been challenged, as competitors have started gaining market share at the expense of X5 Retail Group.

Similarly, we elected to change the Fund’s positioning within the materials sector in Russia. We sold out of the Fund’s position in Severstal, Russia’s second-largest steel maker, as we anticipate deterioration in profit margins for the steel sector broadly on the back of weaker global demand for steel. We initiated a Fund position in Polymetal, a leading gold and silver producer in Russia. We expect strong cash flow generation this year from Polymetal because the company completed the bulk of its capital expenditure program already and because we anticipate its gold production to increase. Furthermore, we think Polymetal has a strong management team and as a result of its listing on the London Stock Exchange, the company has better disclosure and corporate governance than many of its peers.

We initiated a Fund position in Shimao Property, mentioned earlier, ahead of its mid-year results. In our view, Shimao Property has an improved corporate strategy and has repositioned its product and sales team. In turn, the company appeared to be in a better financial position and have a better financial outlook, which led to positive earnings revisions and share price performance. We believe the improved earnings profile and better perception of management quality are likely to drive a further re-rating of the stock going forward.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index in materials and energy increased and its allocations relative to the Index to utilities and health care decreased.

Resulting from various stock selection decisions, the Fund’s exposure relative to the Index to Russia and Brazil increased and its allocations relative to the Index to China and India decreased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposure to Brazil and Russia and underweighted exposure to China and India relative to the Index.

From a sector perspective, the Fund had overweighted allocations to consumer discretionary, financials and materials compared to the Index at the end of the Reporting Period. On the same date, the Fund had underweighted exposure to the utilities, telecommunication services, consumer staples and information technology sectors and was rather neutrally weighted relative to the Index in the energy, industrials and health care sectors.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

BRIC Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	MSCI BRIC Index[2]
Class A	-3.19%	-2.45%
Class C	-3.88	-2.45
Institutional	-2.76	-2.45
Class IR	-2.89	-2.45

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI BRIC Index (net, unhedged, USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the following four emerging market country indices: Brazil, Russia, India and China. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	3.20%	-7.86%	3.55%	6/30/06
Class C	7.42	-7.51	3.70	6/30/06
Institutional	9.64	-6.43	4.91	6/30/06
Class IR	9.49	N/A	-4.19	8/31/10

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.78%	1.92%
Class C	2.53	2.67
Institutional	1.38	1.52
Class IR	1.53	1.67

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business	Country
Petroleo Brasileiro SA ADR	6.0%	Energy	Brazil
China Construction Bank Corp. Class H	5.4	Banks	China
Industrial & Commercial Bank of China Ltd. Class H	4.6	Banks	China
CNOOC Ltd.	4.0	Energy	China
Vale SA ADR	3.4	Materials	Brazil
Banco Bradesco SA Preference Shares	3.3	Banks	Brazil
China Mobile Ltd.	3.3	Telecommunication Services	Hong Kong
OAO Lukoil ADR	2.8	Energy	Russia
China Petroleum & Chemical Corp. Class H	2.6	Energy	China
Sberbank of Russia	2.6	Banks	Russia

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS BRIC FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on June 30, 2006 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI BRIC Index (net, unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional and Class IR Shares will vary from that of Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

BRIC Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2006 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced June 30, 2006)
Excluding sales charges	-3.19%	-9.08%	4.66%
Including sales charges	-8.47%	-10.10%	3.74%

Class C (Commenced June 30, 2006)
Excluding contingent deferred sales charges	-3.88%	-9.76%	3.87%
Including contingent deferred sales charges	-4.84%	-9.76%	3.87%

Institutional (Commenced June 30, 2006)	-2.76%	-8.71%	5.08%

Class IR (Commenced August 31, 2010)	-2.89%	N/A	-3.38%

PORTFOLIO RESULTS

China Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs China Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 6.75%, 5.91%, 7.12% and 7.03%, respectively. These returns compare to the 7.89% average annual total return of the Fund’s benchmark, the MSCI China Index (net, total return, unhedged, USD) (the “Index”), during the same time period.

Q	What economic and market factors most influenced China’s equity market as a whole during the Reporting Period?

A	China’s offshore equity market, as measured by the Index, outperformed both emerging market peers and developed international equity markets broadly, as measured by the MSCI Emerging Markets Index and MSCI EAFE Index, respectively.

Gross Domestic Product (“GDP”) growth in China for the fourth quarter of 2011 was 8.9%, but in March 2012, the Chinese government lowered its GDP growth forecast to 7.5% for 2012. First quarter and second quarter actual GDP growth rates were 8.1% and 7.6%, respectively. Pressures on the Chinese economy included fears regarding the European sovereign crisis; concerns about a slowing domestic and global economy; mixed macroeconomic data; and uncertainty resulting from high level political scandal and upcoming political leadership changes in the Chinese national government. During the Reporting Period, China’s central bank, the People’s Bank of China, loosened monetary policy a number of times, lowered the reserve requirement ratio three times, cut interest rates three times and conducted open market operations to increase liquidity. (The reserve requirement ratio is the portion, expressed as a percent, of depositors’ balances banks must have on hand as cash. This is a requirement determined by a country’s central bank. The reserve ratio affects the money supply in a country.) While there was not the scale of fiscal stimulus seen in 2009, there were announcements of support for key infrastructure projects in transportation and re-affirmation of local government investment projects originally approved as part of China’s 12th five-year plan.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of the Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the stocks that detracted most from the Fund’s results relative to the Index were positions in telecommunications equipment provider ZTE, power generation equipment maker Dongfang Electric and cement producer China Resources Cement.

ZTE, a leading global provider of telecommunications equipment and network solutions, announced disappointing first-half 2012 results. Profits were hurt by foreign exchange losses due to euro weakness and by lower revenue recognition due to delayed product delivery. While revenue recognition is primarily a timing issue that we believe should reverse for the second half of 2012, our conviction level on the stock was reduced as our confidence in company management’s execution capability waned. More specifically, the transparency and quality of information disclosure from the company’s investor relations management and other top management deteriorated during the Reporting Period, which reduced our confidence in the team’s execution. We were also concerned about management strategy, which we see as focusing disproportionately on top-line and market share expansion, potentially compromising margins and net earnings delivery. We eliminated the Fund’s position in ZTE by the end of the Reporting Period.

Dongfang Electric, one of the “big three” power generation equipment makers in China, was the biggest detractor from the Fund’s relative results during the Reporting Period. Dongfang Electric has the most balanced exposure to thermal, hydro, nuclear and wind power segments among the

PORTFOLIO RESULTS

nation’s three top players. While its diversified exposure to various power segments puts the company, in our view, in a more defensive position than its peers, we became increasingly concerned that broad-based demand for power generation equipment may continue to be muted given policy inertia on nuclear power and other structural impediments, such as connectivity issues with wind power. Weak demand for power as China’s economic growth moderated and rainy weather in 2012 also tempered independent power producers’ urgency to build up newly approved thermal projects, despite the power tariff hike at the end of 2011. We thus sold the Fund’s position in Dongfang Electric by the end of the Reporting Period.

China Resources Cement, a leading cement and concrete producer in Southern China, was another detractor. The stock lagged as its pricing power in Southern China remained soft under sluggish market demand. Such market demand was sluggish due primarily to the slowdown in fixed asset investment and bad weather in the region. New capacity ramp-ups of its competitors also weighed on the prices of its products. Still, at the end of the Reporting Period, we maintained the Fund’s position in China Resources Cement based on our view of its prospects ahead.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the Fund’s best-performing individual stocks relative to the Index were holdings in Guangzhou Pharmaceutical, China Overseas Land & Investment and China Petroleum & Chemical (“Sinopec”).

Guangzhou Pharmaceutical is principally engaged in the manufacturing and distribution of Chinese patent medicines, the distribution of western drugs, Chinese pharmaceutical products and medical apparatus as well as the research and development of natural drugs and biological medicines. The stock outperformed the Index during the Reporting Period because its parent company regained control of Wanglaoji (“WLJ”), the best-selling herbal drink in China, as per the arbitration results of its dispute with Jiaduobao. The arbitration also authorized Guangzhou Pharmaceutical to market the herbal drink under the WLJ brand.

China Overseas Land & Investment (“COLI”) is a company engaged in property development and infrastructure investment. Its stock outperformed the Index, as its strong annual results proved to many investors that COLI was one of the few developers with attractive balance sheets. Also, 2012 results year-to-date indicated, in our view, that COLI should be able to deliver double-digit earnings growth, in alignment with management guidance. Due to its solid financial position, COLI had good access to credit at low cost.

Sinopec is one of the major petroleum companies in China. Sinopec’s stock performed well, as the company reported better than expected results, indicating recovery of its refining and chemical business segments and sustained good performance of its marketing business segment.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The biggest detractors from the Fund’s relative results during the Reporting Period were the industrials, utilities and information technology sectors. Underperformance in industrials and information technology was due primarily to poor stock selection. Both stock selection and having an underweighted position in utilities, the best performing sector in the Index during the Reporting Period, hurt.

The sectors that contributed most positively to the Fund’s performance relative to the Index were health care, financials and consumer discretionary, each driven primarily by effective stock selection.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Shimao Property, a diversified property developer geared to high-end properties, ahead of its mid-year results. In our view, Shimao Property has an improved corporate strategy and has repositioned its product and sales team. In turn, the company appeared to be in a better financial position and have a better financial outlook, which led to positive earnings revisions and share price performance. We believe the improved earnings profile and better perception of management quality are likely to drive a further re-rating of the stock going forward.

We added to the Fund’s position in CNOOC, a Chinese producer of crude oil and natural gas, as we believed that being mainly involved in upstream production activities, it would benefit from robust oil prices. (Upstream production activities generally include those operations stages in the oil and gas industry that involve exploration and production.)

PORTFOLIO RESULTS

In addition to the sales already mentioned, we decided to exit the Fund’s position in China Minsheng Bank, one of the largest banks in China with major exposure to small and medium enterprise loans, because its stock had performed well and was close to our target price. Concerns on small and medium enterprise asset quality and increasing competition in small and medium enterprise loan supply also affected our outlook for the stock.

We trimmed the Fund’s position in Guangzhou Pharmaceuticals to take profits after it had posted significant gains since its restructuring plan was announced and since it regained control of WLJ.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Throughout the Reporting Period, we remained focused on individual stock selection, with sector positioning being a secondary, closely-monitored effect. That said, the Fund’s exposure relative to the Index in financials, consumer discretionary and health care increased, and its allocations relative to the Index to consumer staples, telecommunication services and materials decreased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in information technology, consumer discretionary and health care. On the same date, the Fund had underweighted positions compared to the Index in the telecommunication services and consumer staples sectors and rather neutral exposure relative to the Index in materials, energy, financials, utilities and industrials.

Q	What is the Fund’s tactical view and strategy going forward?

A	At the end of the Reporting Period, we maintained our view that China’s offshore equity market presented attractive risk- reward opportunities for long-term investors. In our view, China has experienced a paradigm shift through upgrading of its industrial sector, deepening of its sources of growth into domestic consumption and services from fixed assets investments, and development of its central and western region. This paradigm shift, we believe, augurs well for better sustainability in its economic growth profile.

In the near term, the trajectory of China’s offshore equity market may remain volatile, as China moves through this economic transition phase, and policy visibility may still be clouded pending changes in leadership across government and corporate platforms. External factors, such as global economic weakness and oil price swings, could also create jitters in China’s offshore equity market in the months ahead. For 2012 overall, we believe that China’s economy should be on track to achieve high single-digit growth, drawing from momentum from domestic-driven activities. We believe these economic activities will likely be most dominant in the latter months of 2012. We anticipate a cyclical recovery later in 2012 based on three primary factors. First, we believe a rebound in economic activity is likely to gather pace in the fourth quarter of 2012 on the back of new projects approved in early September 2012. Second, in our view, second half 2012 year-over-year growth should benefit from the weak base of the second half of 2011. Third, the impact of earlier monetary easing on the Chinese economy should start to take effect, we believe, during the latter months of 2012. At the margin, improved liquidity conditions and credit accessibility, as compared with 2011, should, we believe, provide support to corporate activities. We expect second half 2012 GDP growth to be primarily driven by investment (via delivery of work-in-progress and select new infrastructure projects and affordable housing) and consumption.

Going forward, our strategy is to continue to seek opportunities to add to high quality names that we believe may benefit from China’s next phase of growth. In our view, such opportunities are likely to be found most in the industrial, consumer-oriented and information technology sectors.

FUND BASICS

China Equity Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	MSCI China Index[2]
Class A	6.75%	7.89%
Class C	5.91	7.89
Institutional	7.12	7.89
Class IR	7.03	7.89

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI China Index (net, total return, unhedged, USD) is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of China. As of May 31, 2011, the MSCI China Index consisted of 141 constituents. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Since Inception	Inception Date
Class A	7.16%	-19.21%	4/29/11
Class C	11.47	-16.60	4/29/11
Institutional	13.61	-15.66	4/29/11
Class IR	13.52	-15.79	4/29/11

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.90%	10.09%
Class C	2.65	10.84
Institutional	1.50	9.69
Class IR	1.65	9.84

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business
China Construction Bank Corp. Class H	11.9%	Commercial Banks
Industrial and Commercial Bank of China Ltd. Class H	10.1	Commercial Banks
CNOOC Ltd.	7.5	Oil, Gas & Consumable Fuels
China Mobile Ltd.	6.1	Wireless Telecommunication Services
Shimao Property Holdings Ltd.	5.1	Real Estate Management & Development
China Petroleum and Chemical Corp. (Sinopec) Class H	4.8	Oil, Gas & Consumable Fuels
China Shenhua Energy Co. Ltd. Class H	4.4	Oil, Gas & Consumable Fuels
China Pacific Insurance (Group) Co. Ltd. Class H	4.3	Insurance
Tencent Holdings Ltd.	4.3	Internet Software & Services
Belle International Holdings Ltd.	3.8	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CHINA EQUITY FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on April 29, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI China Index (net, total return, unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

China Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 29, 2011 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Since Inception
Class A (Commenced April 29, 2011)
Excluding sales charges	6.75%	-11.69%
Including sales charges	0.92%	-14.93%

Class C (Commenced April 29, 2011)
Excluding contingent deferred sales charges	5.91%	-12.38%
Including contingent deferred sales charges	4.91%	-12.38%

Institutional Class (Commenced April 29, 2011)	7.12%	-11.34%

Class IR (Commenced April 29, 2011)	7.03%	-11.47%

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 0.14%, -0.59%, -0.66%, 0.49%, 0.00% and 0.35%, respectively. These returns compare to the 2.62% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (net, unhedged, USD) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed relative to the Index during the Reporting Period. While the Fund did benefit from effective stock selection in Russia, India and Taiwan, such positives were not enough to offset the detracting effect of its weak stock selection in South Korea and China as well as its poor positioning and stock selection in Brazil.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in retailer Magazine Luiza, auto manufacturer Kia Motors and real estate company PDG Realty.

Shares of Magazine Luiza, one of the largest household appliance retail chains in Brazil, declined during the Reporting Period as the company incurred non-recurrent costs from some of its stores and was instructed by its partner bank to increase provisions at its financial arm. Such instruction came despite a good track record of loan repayment. At the end of the Reporting Period, Magazine Luiza continued to be the Fund’s highest conviction name in the Brazilian consumer discretionary sector. We believe the company should exhibit strong growth in the sector going forward and benefit from the turnaround of its recent acquisitions, with better margins and lower financing costs. Kia Motors, one of South Korea’s largest car manufacturers, underperformed the Index as some investors became concerned about the company’s growth potential in the recent environment, which had been characterized by weaker demand and weaker earnings results.

PDG Realty, the largest real estate company in Brazil, was another detractor from the Fund’s relative performance during the Reporting Period. Its shares declined due to market expectations of weak fourth calendar quarter results. The company’s results were adversely affected by overrunning costs for some of its projects and goodwill adjustments related to prior acquisitions. Following the company’s weak fourth quarter 2011 results, which included a notable cost overrun on some of its projects, we believed there might be further cost overruns in future quarters as well. Since superior execution and financial control were main theses for the Fund to invest in this company, given that these attributes had set it apart from other companies in the sector, we decided to sell out of the Fund’s position in PDG Realty.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Media Nusantara, Shin and Barloworld.

Media Nusantara, the leading free-to-air television network with the largest share of audience in Indonesia, contributed most positively to the Fund’s results. Its stock performed well during the Reporting Period as the company benefited from rising advertising spending in Indonesia as competition among consumer companies grows. We believe that new programming initiatives designed to garner more audience share and the company’s ability to raise advertising rates further in the second quarter of 2012 further supported the company’s outstanding share price performance. We decided to exit the stock and take profits.

Shin, the holding company of Advanced Info Service, offers entry into the telecommunication services sector in Thailand. Some of the key drivers for its stock outperformance during the Reporting Period included positive news flow on its 3G (third generation) license auction, better than expected results in major subsidiaries ADVANC and THCOM, improvement in liquidity following the disposal of shares by a major shareholder and attractive dividend yield. We sold the Fund’s position in Shin by the end of the Reporting Period, taking profits.

PORTFOLIO RESULTS

Barloworld is a South Africa-based mining equipment distributor with exclusivity in sub-Saharan Africa on equipment manufactured by Caterpillar. The stock performed well after the company posted stronger than expected 12-month results and demonstrated strong operational performance at most of its divisions. Such strong operational performance was driven to a large extent by growing capital expenditures in the mining industry. Also supporting its stock’s performance during the Reporting Period was its management’s expressed positive outlook and belief that the positive momentum the company has experienced will be maintained over the near term. We opted to exit the stock and take profits.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection within the consumer discretionary, consumer staples and financials sectors detracted most from the Fund’s performance during the Reporting Period. Underperformance in the consumer discretionary sector was mainly driven by stock selection, with Brazil’s Magazine Luiza and South Korea’s Kia Motors, each mentioned earlier, particular disappointments. In consumer staples, a position in X5 Retail Group, the largest food retailer in Russia, detracted most from relative returns. Positions in Brazilian commercial bank Banco Bradesco and Brazilian over-the-counter market administration company Cetip were the most significant detractors among the Fund’s financials holdings.

Conversely, strong stock selection within the energy, materials and health care sectors and an overweighted allocation to materials contributed most positively to the Fund’s performance. The Fund’s underweighted position in Russian natural gas producer Gazprom, which performed poorly, and its holding in the better-performing Russian oil services company Eurasia Drilling were the two greatest positive contributors within the energy sector. In materials, the Fund’s positions in Brazilian pulp and paper producer Klabin and Mexican chemical company Mexichem were particularly notable contributors. In health care, our stock selection among health care providers and services was especially strong, with the Fund’s holding in Life Healthcare, a leading private hospital operator in South Africa, an outstanding performer.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used participatory notes to gain exposure to select stocks. We used index futures on an opportunistic basis to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We elected to change the Fund’s positioning within the consumer staples sector in Russia. We sold out of the Fund’s position in X5 Retail Group, Russia’s largest retailer as measured by revenue, and initiated a Fund position in Magnit, the second largest retailer in the country. Magnit mainly operates convenience stores. We believe that given Magnit’s strong track record of organic store expansion and sales growth, the company is well positioned to benefit from a positive macroeconomic environment for the consumer sector, especially low inflationary pressures, real wage growth and low unemployment. Furthermore, Magnit reported strong gross margin expansion during the fourth quarter of 2011, and its management has taken some steps to improve its margins on a sustainable basis, which, if achieved, should contribute to the company’s strong position in the market. Magnit also started expanding into cosmetics stores, which may develop into a growth driver for the company given the underpenetrated nature of the industry and the company’s ability to leverage its existing distribution system. We decided to sell out of the Fund’s position in X5 Retail Group, as the retailer is in the process of switching to a different business model, which may have a negative effect on the company’s margin recovery, in our view. Also, X5 Retail Group’s position in the largest cities in Russia has been challenged, as competitors have started gaining market share at the expense of X5 Retail Group.

We initiated a Fund position in Shimao Property, a diversified property developer geared to high-end properties, ahead of its mid-year results. In our view, Shimao Property has an improved corporate strategy and has repositioned its product and sales team. In turn, the company appeared to be in a better financial position and have a better financial outlook, which led to positive earnings revisions and share price performance. We believe the improved earnings profile and better perception of management quality are likely to drive a further re-rating of the stock going forward.

PORTFOLIO RESULTS

We eliminated the Fund’s position in MTN Group, a South African telecommunication services company, following the announcement of a lawsuit taken against the company by Turkish mobile operator Turkcell in relation to the license MTN Group was awarded in Iran during the first quarter of 2012. At the end of the Reporting Period, we continued to believe the sub-Saharan wireless network market remained extremely attractive — underpinned by rising wealth, rapid adaptation to new technologies and increased utility of mobile technologies on the back of the ability to transfer money from mobile to mobile — but made the decision to sell this holding given the near-term overhang caused by the legal case.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index to materials and industrials increased and its allocations relative to the Index to telecommunication services and utilities decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in Malaysia and South Africa decreased and its allocations relative to the Index to Russia and Mexico increased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to Brazil, Russia, Mexico, India and Turkey and underweighted exposures to Malaysia, South Africa, Thailand, Poland, Taiwan, Indonesia, Colombia and South Korea relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer discretionary, industrials, health care and materials at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the telecommunication services, consumer staples, utilities, financials and energy sectors and a rather neutral position relative to the Index in the information technology sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Emerging Markets Equity Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	MSCI Emerging Markets Index[2]
Class A	0.14%	2.62%
Class B	-0.59	2.62
Class C	-0.66	2.62
Institutional	0.49	2.62
Service	0.00	2.62
Class IR	0.35	2.62

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI Emerging Markets Index (net, unhedged, USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 30, 2011 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. This Index offers an exhaustive representation of the emerging markets by targeting all companies with a market capitalization within the top 85% of their investable equity universe, subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.70%	-4.94%	13.67%	6.43%	12/15/97
Class B	7.00	-4.96	13.69	6.55	12/15/97
Class C	10.98	-4.57	13.49	6.17	12/15/97
Institutional	13.35	-3.47	14.83	7.39	12/15/97
Service	12.79	-3.95	14.26	6.72	12/15/97
Class IR	13.07	N/A	N/A	1.90	8/31/10

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.82%	1.94%
Class B	2.57	2.69
Class C	2.57	2.69
Institutional	1.42	1.54
Service	1.92	2.04
Class IR	1.57	1.69

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	3.9%	Semiconductors & Semiconductor Equipment	South Korea
Vanguard MSCI Emerging Markets	3.5%	Exchange Traded Fund	United States
Petroleo Brasileiro SA ADR	2.9	Energy	Brazil
Taiwan Semiconductor Manufacturing Co. Ltd.	2.8	Semiconductors & Semiconductor Equipment	Taiwan
China Construction Bank Corp. Class H	2.3	Banks	China
Industrial & Commercial Bank of China Ltd. Class H	2.1	Banks	China
Sberbank of Russia ADR	2.0	Banks	Russia
Kia Motors Corp.	1.9	Automobiles & Components	South Korea
America Movil SAB de CV Series L ADR	1.8	Telecommunication Services	Mexico
CNOOC Ltd.	1.7	Energy	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on November 1, 2002 in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the MSCI Emerging Markets Index (net, unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Emerging Markets Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2002 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 15, 1997)
Excluding sales charges	0.14%	-6.05%	13.64%	6.75%
Including sales charges	-5.34%	-7.10%	13.00%	6.34%

Class B (Commenced December 15, 1997)
Excluding contingent deferred sales charges	-0.59%	-6.75%	13.01%	6.47%
Including contingent deferred sales charges	-5.55%	-7.13%	13.01%	6.47%

Class C (Commenced December 15, 1997)
Excluding contingent deferred sales charges	-0.66%	-6.77%	12.81%	6.08%
Including contingent deferred sales charges	-1.66%	-6.77%	12.81%	6.08%

Institutional (Commenced December 15, 1997)	0.49%	-5.68%	14.13%	7.31%

Service (Commenced December 15, 1997)	0.00%	-6.15%	13.55%	6.63%

Class IR (Commenced August 31, 2010)	0.35%	N/A	N/A	1.53%

PORTFOLIO RESULTS

Goldman Sachs N-11 Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs N-11 Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 8.33%, 7.53%, 8.83% and 8.73%, respectively. These returns compare to the 15.44% average annual total return of the Fund’s benchmark, the MSCI GDP Weighted Next 11 ex Iran Index (net, unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period. While the Fund did benefit from effective positioning in Nigeria, such positive contribution was not enough to completely offset the detracting effect of its weak stock selection in South Korea, Mexico and the Philippines.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Bangladesh bank Islami Bank Bangladesh, Indonesian tobacco producer Gudang Garam and Philippine geothermal energy company Energy Development Corporation.

Islami Bank Bangladesh, the leading Islamic bank and the largest private sector bank in Bangladesh, was the worst performing stock in the Fund’s portfolio during the Reporting Period. While the prospects for the company remained relatively well intact, the stock suffered from the overhang of a worsening macroeconomic environment, as Bangladesh’s fiscal and current account deficits deteriorated, and its central bank raised policy rates and removed a cap on lending rates. Further, the entry of Saudi Arabian-based Islamic Development Bank into the market raised some concerns about the longer-term competitive environment for Islami Bank Bangladesh. We reduced the Fund’s position in Islami Bank Bangladesh by the end of the Reporting Period.

Gudang Garam, Indonesia’s main tobacco producer, underperformed after reporting lower than expected second quarter 2012 results. While the company registered strong revenue growth, net profit declined due to a sharp rise in raw materials costs, caused by high-priced clove and tobacco inventories in 2011.

The Philippines’ geothermal energy company Energy Development Corporation underperformed during the Reporting Period as news of further delays to its Bacman geothermal power plant weighed on its stock price. We subsequently made the decision to trim the Fund’s position in the stock.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Bumi Resources and Grupo Elektra, although it must be noted that the Fund did not hold either of these stocks during the Reporting Period. Since each company’s stock performed quite poorly, the absence of them in the Fund’s portfolio helped the Fund’s results relative to the Index.

Of those stocks held in the Fund during the Reporting Period, the strongest contributors to the Fund’s performance during the Reporting Period were Metropolitan Bank, AkBank and Commercial International Bank.

Metropolitan Bank, one of the largest banks in the Philippines, performed strongly during the Reporting Period, bolstered by an improving macroeconomic backdrop within the country, including the strong loan growth reported by the banking sector. In addition, the stock’s price was boosted by strong first quarter 2012 results and by the fact that the bank’s consumer banking subsidiary, Philippine Savings Bank, reported robust earnings.

AkBank, along with most of the Turkish financials sector, performed strongly during the Reporting Period. The Turkish financials sector rallied particularly strongly in October 2012, driven by the expectations of Turkey’s credit upgrade to investment grade status and by an improved earnings outlook for 2013.

PORTFOLIO RESULTS

Egyptian bank Commercial International Bank rallied in part due to the reduced political uncertainty in Egypt and in part due to the market’s optimism about potential for foreign investment inflows.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection within the consumer staples, industrials and utilities sectors detracted most from the Fund’s performance during the Reporting Period. Underperformance in the consumer staples sector was driven largely by the poor performance of holdings in the beverages and tobacco industries. Within the beverages industry, the Fund’s holding in Fomento Economico Mexicano (“FEMSA”), a Mexican holding company with a bottling business unit and a chain of convenience stores, underperformed. Within the tobacco industry, the Fund’s position in Gudang Garam, mentioned earlier, lagged. In industrials, the Fund’s positioning in the industrials conglomerates industry was a notable detractor. Particularly, the Fund’s position in South Korea’s Samsung Techwin, which produces electronic components and surveillance and aeronautics equipment, underperformed due to a delay in acquiring liquid crystal display and memory equipment makers, which was supposed to be one of the company’s long-term growth drivers. In addition, the market had been pricing in the possibility of a third quarter 2012 earnings miss for Samsung Techwin due to some project delays and the heavy research and development costs of its newer businesses. In utilities, the Fund’s holding in Energy Development Corporation, mentioned earlier, drove underperformance.

Conversely, strong stock selection within materials contributed most positively to the Fund’s performance. In particular, the Fund’s holdings within the chemicals and metals and mining industries contributed to the Fund’s results. Mexichem, a large Mexican conglomerate in the chemicals industry, and Koza Altin, a Turkish miner, were strong performers within the materials sector. Having an underweighted allocation to financials, which lagged the Index, also added value. From a sector perspective, materials and financials were the only equity market sectors to contribute positively to the Fund’s relative results during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund gained exposure to select stocks through participatory notes. We used index futures on an opportunistic basis to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in FEMSA, mentioned above. Given its track record of opening a new store every eight hours, we believe FEMSA has strong growth potential in its convenience stores segment. Furthermore, FEMSA is expanding its range of one-stop products and services with a focus on banking capabilities, which we think may help to improve its margins.

We established a Fund position in Sabanci Holdings, one of the largest conglomerates in Turkey, as we found its valuations to be attractive relative to its Turkish conglomerate peers.

We decided to sell out of the Fund’s position in TAV, a Turkish-domiciled airport operator. While the stock had performed well, we were concerned about the potential outcome of a tender for the third airport in Istanbul. Given lack of visibility on the outcome, we opted to eliminate the Fund’s position in TAV’s stock.

We eliminated the Fund’s position in MTN Group, a South African telecommunication services company, following the announcement of a lawsuit taken against the company by Turkish mobile operator Turkcell in relation to the license MTN Group was awarded in Iran during the first quarter of 2012. At the end of the Reporting Period, we continued to believe the sub-Saharan wireless network market remained extremely attractive — underpinned by rising wealth, rapid adaptation to new technologies and increased utility of mobile technologies on the back of the ability to transfer money from mobile to mobile — but made the decision to sell this holding given the near-term overhang caused by the legal case.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the Index to financials and materials increased, and its allocations relative to the Index to telecommunication services and consumer discretionary decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s allocations relative to the Index to Egypt, Turkey and Pakistan increased, and its exposure relative to the Index in South Africa, Mexico and Nigeria decreased.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a modestly overweighted allocation relative to the Index to South Korea, modestly underweighted exposures relative to the Index to Mexico and Turkey and was relatively neutrally weighted to the Index in the remaining country components of the Index.

From a sector allocation perspective, the Fund had an overweighted position relative to the Index in energy at the end of the Reporting Period. The Fund had an underweighted position compared to the Index in the industrials sector and rather neutral positions relative to the Index in the consumer discretionary, consumer staples, financials, health care, information technology, materials, telecommunication services and utilities sectors at the end the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

N-11 Equity Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	MSCI GDP Weighted Next 11 ex Iran Index[2]
Class A	8.33%	15.44%
Class C	7.53	15.44
Institutional	8.83	15.44
Class IR	8.73	15.44

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Fund’s benchmark index is the MSCI GDP Weighted Next 11 ex Iran Index (net, unhedged). The MSCI GDP Weighted N-11 ex Iran Index comprises the following 10 emerging and frontier market indices: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. The index is designed to reflect the performance of the N-11 ex Iran countries based on the size of each country’s economy rather than the size of its equity market, by using country weights based on a country’s gross domestic product (GDP). Each country is divided into large- and mid-cap segments and provides exhaustive coverage of these size segments by targeting a coverage range around 85% of free float-adjusted market capitalization in that market. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Since Inception	Inception Date
Class A	8.89%	-1.91%	2/28/11
Class C	13.41	0.88	2/28/11
Institutional	15.65	2.00	2/28/11
Class IR	15.55	1.87	2/28/11

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.80%	3.93%
Class C	2.55	4.68
Institutional	1.40	3.53
Class IR	1.55	3.68

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business	Country
America Movil SAB de CV Series L ADR	6.2%	Telecommunication Services	Mexico
Samsung Electronics Co. Ltd.	5.6	Semiconductors & Semiconductor Equipment	South Korea
Turkiye Garanti Bankasi AS	3.2	Banks	Turkey
Akbank TAS	2.8	Banks	Turkey
PT Astra International Tbk	2.6	Automobiles & Components	Indonesia
Fomento Economico Mexicano SAB de CV ADR	2.5	Food, Beverage & Tobacco	Mexico
Haci Omer Sabanci Holding AS	2.1	Diversified Financials	Turkey
PT Telekomunikasi Indonesia (Persero) Tbk	1.9	Telecommunication Services	Indonesia
Grupo Televisa SAB ADR	1.8	Media	Mexico
Grupo Financiero Banorte SAB de CV Class O	1.8	Banks	Mexico

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS N-11 EQUITY FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on February 28, 2011 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the MSCI GDP Weighted N-11 ex Iran Index (net, unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

N-11 Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment from February 28, 2011 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Since Inception
Class A (Commenced February 28, 2011)
Excluding sales charges	8.33%	2.25%
Including sales charges	2.36%	-1.13%

Class C (Commenced February 28, 2011)
Excluding contingent deferred sales charges	7.53%	1.48%
Including contingent deferred sales charges	6.54%	1.48%

Institutional (Commenced February 28, 2011)	8.83%	2.66%

Class IR (Commenced February 28, 2011)	8.73%	2.54%

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value
Common Stocks – 98.7%
China – 18.9%
58,000	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	$206,508
855,000	China Citic Bank Corp. Ltd. Class H (Banks)	434,425
2,574,110	China Construction Bank Corp. Class H (Banks)	1,929,723
176,000	China Life Insurance Co. Ltd. Class H (Insurance)	517,530
168,000	China Lilang Ltd. (Consumer Durables & Apparel)	95,178
188,200	China Pacific Insurance Group Co. Ltd. Class H (Insurance)	586,787
732,000	China Petroleum & Chemical Corp. Class H (Energy)	771,438
167,000	China Shenhua Energy Co. Ltd. Class H (Energy)	707,612
591,000	CNOOC Ltd. (Energy)	1,216,265
500,000	Foxconn International Holdings Ltd. (Technology Hardware & Equipment)*	173,472
134,000	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	365,619
25,726	Hollysys Automation Technologies Ltd. (Technology Hardware & Equipment)*	267,036
404,000	Huaneng Power International, Inc. Class H (Utilities)	322,764
2,503,635	Industrial & Commercial Bank of China Ltd. Class H (Banks)	1,648,642
168,000	Jiangxi Copper Co. Ltd. Class H (Materials)	431,650
68,000	Minth Group Ltd. (Automobiles & Components)	68,255
210,000	PetroChina Co. Ltd. Class H (Energy)	284,953
96,000	Sinopharm Group Co. Ltd. Class H (Health Care Equipment & Services)	321,702
23,100	Tencent Holdings Ltd. (Software & Services)	812,530
100,000	Zhuzhou CSR Times Electric Co. Ltd. Class H (Capital Goods)	292,394
322,400	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H (Capital Goods)	431,275

		11,885,758

Hong Kong – 15.9%
112,836	AIA Group Ltd. (Insurance)	444,965
355,000	Belle International Holdings Ltd. (Retailing)	658,321
38,000	Cheung Kong Holdings Ltd. (Real Estate)	560,103
117,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	685,485
177,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	535,282
115,000	China Mobile Ltd. (Telecommunication Services)	1,275,551

Common Stocks – (continued)
Hong Kong – (continued)
62,000	China Overseas Land & Investment Ltd. (Real Estate)	$161,439
512,000	China Resources Cement Holdings Ltd. (Materials)	346,113
334,000	China Unicom Hong Kong Ltd. (Telecommunication Services)	538,450
245,000	Digital China Holdings Ltd. (Technology Hardware & Equipment)	410,694
169,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	577,265
122,000	Hang Lung Properties Ltd. (Real Estate)	422,436
93,431	Henderson Land Development Co. Ltd. (Real Estate)	644,330
20,000	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	328,253
83,000	Hutchison Whampoa Ltd. (Capital Goods)	813,107
76,000	Li & Fung Ltd. (Retailing)	126,781
32,500	Lifestyle International Holdings Ltd. (Retailing)	69,278
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*	—
445,500	Shimao Property Holdings Ltd. (Real Estate)	844,989
17,555	Sun Hung Kai Properties Ltd. (Real Estate)	242,679
72,000	The Link REIT (REIT)	357,794

		10,043,315

India – 7.8%
93,870	Bombay Dyeing & Manufacturing Co. Ltd. (Consumer Durables & Apparel)	195,610
1,554	Bosch Ltd. (Automobiles & Components)	256,788
13,432	CRISIL Ltd. (Diversified Financials)	236,383
14,408	Exide Industries Ltd. (Automobiles & Components)	37,827
1,257	Grasim Industries Ltd. (Materials)	81,429
2,520	Grasim Industries Ltd. GDR (Materials)	155,930
84,939	HDFC Bank Ltd. (Banks)	997,537
11,600	Hero Motocorp Ltd. (Automobiles & Components)	402,819
32,050	ICICI Bank Ltd. (Banks)	623,733
67,432	IndusInd Bank Ltd. (Banks)	468,738
3,769	Oracle Financial Services Software Ltd. (Software & Services)*	203,045
69,802	Tata Motors Ltd. Class A (Automobiles & Components)	202,231
18,736	Tata Steel Ltd. (Materials)	135,971
33,837	Thermax Ltd. (Capital Goods)	367,870
54,905	Titan Industries Ltd. (Consumer Durables & Apparel)	263,714
2,857	TTK Prestige Ltd. (Consumer Durables & Apparel)	169,730

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
5,441	United Spirits Ltd. (Food, Beverage & Tobacco)	$118,530

		4,917,885

Indonesia – 4.5%
555,000	PT Bank Mandiri (Persero) Tbk (Banks)	474,126
1,025,857	PT Bank Negara Indonesia (Persero) Tbk (Banks)	409,331
4,813,000	PT Bank Pembangunan Daerah Jawa Timur Tbk (Banks)*	184,661
660,500	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	390,811
1,808,500	PT Media Nusantara Citra Tbk (Media)	530,367
2,112,000	PT MNC Sky Vision Tbk (Media)*	478,251
353,000	PT Telekomunikasi Indonesia (Persero) Tbk (Telecommunication Services)	358,528

		2,826,075

Malaysia – 5.2%
286,100	Axiata Group Berhad (Telecommunication Services)	612,340
204,000	CIMB Group Holdings Berhad (Banks)	509,830
147,020	Genting Berhad (Consumer Services)	426,025
371,000	MMC Corp. Berhad (Capital Goods)	316,723
159,800	Sime Darby Berhad (Capital Goods)	512,605
241,400	Tenaga Nasional Berhad (Utilities)	549,210
522,300	UEM Land Holdings Berhad (Real Estate)*	361,842

		3,288,575

Philippines – 0.9%
2,067,800	Petron Corp. (Energy)	545,122

Singapore – 7.9%
567,000	CapitaMall Trust (REIT)	975,580
89,230	DBS Group Holdings Ltd. (Banks)	1,013,334
1,290,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	658,850
189,000	SembCorp Industries Ltd. (Capital Goods)	838,793
405,000	Singapore Telecommunications Ltd. (Telecommunication Services)	1,066,776
384,000	Tat Hong Holdings Ltd. (Capital Goods)	413,655

		4,966,988

South Korea – 19.9%
19,400	Doosan Infracore Co. Ltd. (Capital Goods)*	285,874
3,498	Green Cross Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	506,492
428	Hyundai Mobis (Automobiles & Components)	108,774
24,320	KB Financial Group, Inc. (Banks)	827,018
18,150	Kia Motors Corp. (Automobiles & Components)	1,006,231

Common Stocks – (continued)
South Korea – (continued)
6,960	Korean Air Lines Co. Ltd. (Transportation)*	$312,072
29,480	KT Skylife Co. Ltd. (Media)*	820,449
6,110	Kumho Petrochemical Co. Ltd. (Materials)	599,458
1,626	LG Chem Ltd. (Materials)	456,125
12,950	LG Display Co. Ltd. (Technology Hardware & Equipment)*	384,323
1,933	NongShim Co. Ltd. (Food, Beverage & Tobacco)	456,577
5,960	Samsung C&T Corp. (Capital Goods)	323,730
3,301	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,961,324
5,759	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	1,257,219
8,760	Samsung Techwin Co. Ltd. (Capital Goods)	457,981
16,500	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)*	375,619
9,220	Sung Kwang Bend Co. Ltd. (Capital Goods)	222,868
7,815	TK Corp. (Capital Goods)*	197,917

		12,560,051

Taiwan – 14.5%
43,380	Asustek Computer, Inc. (Technology Hardware & Equipment)	464,098
1,183,104	Chinatrust Financial Holding Co. Ltd. (Banks)	651,236
132,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	223,428
143,000	Epistar Corp. (Semiconductors & Semiconductor Equipment)	227,164
316,828	Far Eastern New Century Corp. (Capital Goods)	327,553
153,660	Formosa Plastics Corp. (Materials)	418,284
397,273	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	1,204,547
53,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	587,923
658,195	Mega Financial Holding Co. Ltd. (Banks)	478,108
55,899	PChome Online, Inc. (Software & Services)	252,713
77,000	President Chain Store Corp. (Food & Staples Retailing)	380,546
72,268	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	300,158
138,000	Taiwan Cement Corp. (Materials)	176,703
124,000	Taiwan Fertilizer Co. Ltd. (Materials)	295,108
820,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,499,619

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
115,429	Tripod Technology Corp. (Technology Hardware & Equipment)	$222,874
211,250	Wistron Corp. (Technology Hardware & Equipment)	202,652
487,005	Yuanta Financial Holding Co. Ltd. (Diversified Financials)	219,769

		9,132,483

Thailand – 2.8%
134,300	Airports of Thailand PCL (Transportation)	358,559
128,000	Bangkok Bank PCL NVDR (Banks)	735,988
36,400	PTT Exploration & Production PCL (Energy)	196,382
48,000	PTT PCL (Energy)	496,271

		1,787,200

United States – 0.4%
3,513	Cognizant Technology Solutions Corp. Class A (Software & Services)*	234,142

TOTAL COMMON STOCKS
(Cost $54,954,378)		$62,187,594

Notional Shares	Description	Maturity Date	Value
Participation Notes – 0.3%
India – 0.3%
33,121	Exide Industries Ltd. (Issuer UBS AG) (Automobiles & Components)	03/13	$86,956
4,526	Tata Steel Ltd. (Issuer Morgan Stanley) (Materials)(a)	12/12	32,846

Participation Notes – (continued)
India – (continued)
5,351	Tata Steel Ltd. GDR (Issuer Deutsche Bank AG) (Materials)(a)	01/17	$38,833

TOTAL PARTICIPATION NOTES
(Cost $214,211)			$158,635

TOTAL INVESTMENTS – 99.0%
(Cost $55,168,589)			$62,346,229

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%			648,003

NET ASSETS – 100.0%			$62,994,232

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $71,679, which represents approximately 0.1% of net assets as of October 31, 2012.

Investment Abbreviations:
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depositary Receipt
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
SGX S&P CNX Nifty Index	21	November 2012	$236,859	$(3,939)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value
Common Stocks – 89.8%
Brazil – 21.5%
517,954	Banco do Brasil SA (Banks)	$5,526,237
1,132,826	BM&FBovespa SA (Diversified Financials)	7,250,800
629,627	CCR SA (Transportation)	5,536,613
267,313	CETIP SA - Mercados Organizados (Diversified Financials)	3,079,749
581,586	Cia Siderurgica Nacional SA (Materials)	3,215,682
293,027	Cosan Ltd. Class A (Energy)	4,808,573
472,939	Direcional Engenharia SA (Real Estate)	2,831,510
302,696	Duratex SA (Materials)	2,105,854
440,526	Fibria Celulose SA (Materials)*	3,739,282
175,200	Iochpe-Maxion SA (Capital Goods)	2,147,894
725,434	Magazine Luiza SA (Retailing)	4,039,614
1,104,820	Petroleo Brasileiro SA ADR (Energy)	23,433,232
151,058	Vale SA (Materials)	2,785,319
725,064	Vale SA ADR (Materials)	13,283,172

		83,783,531

China – 26.0%
546,000	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	1,944,026
28,124,360	China Construction Bank Corp. Class H (Banks)	21,083,880
1,821,200	China Pacific Insurance Group Co. Ltd. Class H (Insurance)	5,678,301
9,764,000	China Petroleum & Chemical Corp. Class H (Energy)	10,290,056
1,777,000	China Shenhua Energy Co. Ltd. Class H (Energy)	7,529,501
7,560,000	CNOOC Ltd. (Energy)	15,558,304
1,133,000	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	3,091,392
256,760	Hollysys Automation Technologies Ltd. (Technology Hardware & Equipment)*	2,665,169
27,240,050	Industrial & Commercial Bank of China Ltd. Class H (Banks)	17,937,552
914,800	Sinopharm Group Co. Ltd. Class H (Health Care Equipment & Services)	3,065,553
119,600	Tencent Holdings Ltd. (Software & Services)	4,206,866
947,000	Zhuzhou CSR Times Electric Co. Ltd. Class H (Capital Goods)	2,768,968
4,012,948	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H (Capital Goods)	5,368,124

		101,187,692

Common Stocks – (continued)
Hong Kong – 14.2%
4,361,000	Belle International Holdings Ltd. (Retailing)	$8,087,150
2,139,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	6,468,744
1,148,000	China Mobile Ltd. (Telecommunication Services)	12,733,326
1,326,000	China Overseas Land & Investment Ltd. (Real Estate)	3,452,703
6,262,000	China Resources Cement Holdings Ltd. (Materials)	4,233,123
3,872,000	China Unicom Hong Kong Ltd. (Telecommunication Services)	6,242,154
2,572,000	Digital China Holdings Ltd. (Technology Hardware & Equipment)	4,311,453
5,222,500	Shimao Property Holdings Ltd. (Real Estate)	9,905,618

		55,434,271

India – 12.8%
963,135	Bombay Dyeing & Manufacturing Co. Ltd. (Consumer Durables & Apparel)	2,007,016
15,883	Bosch Ltd. (Automobiles & Components)	2,624,561
141,650	CRISIL Ltd. (Diversified Financials)	2,492,824
533,923	Exide Industries Ltd. (Automobiles & Components)	1,401,770
13,845	Grasim Industries Ltd. (Materials)	896,883
24,375	Grasim Industries Ltd. GDR (Materials)	1,508,251
830,642	HDFC Bank Ltd. (Banks)	9,755,196
120,431	Hero Motocorp Ltd. (Automobiles & Components)	4,182,055
299,942	ICICI Bank Ltd. (Banks)	5,837,248
524,626	IndusInd Bank Ltd. (Banks)	3,646,815
42,667	Oracle Financial Services Software Ltd. (Software & Services)*	2,298,578
774,402	Tata Motors Ltd. Class A (Automobiles & Components)	2,243,604
133,462	Tata Steel Ltd. (Materials)	968,563
336,041	Thermax Ltd. (Capital Goods)	3,653,380
580,996	Titan Industries Ltd. (Consumer Durables & Apparel)	2,790,580
44,422	TTK Prestige Ltd. (Consumer Durables & Apparel)	2,639,040
34,161	United Spirits Ltd. (Food, Beverage & Tobacco)	744,185

		49,690,549

Russia – 14.6%
368,929	DIXY Group OJSC (Food & Staples Retailing)*	3,901,783
395,485	Etalon Group Ltd. GDR (Real Estate)*	2,285,903
17,478	Magnit OJSC (Food & Staples Retailing)	2,485,629
824,217	OAO Gazprom ADR (Energy)	7,570,428

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BRIC FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value
Common Stocks – (continued)
Russia – (continued)
208,499	OAO Lukoil ADR (Energy)	$12,653,455
1,148,454	OAO Rosneft GDR (Energy)	8,533,355
108,950	OJSC Magnit GDR (Food & Staples Retailing)	3,879,194
137,994	Polymetal International PLC (Materials)	2,487,445
3,417,642	Sberbank of Russia (Banks)	10,004,792
266,289	Sberbank of Russia ADR (Banks)	3,148,988

		56,950,972

United States – 0.7%
38,303	Cognizant Technology Solutions Corp. Class A (Software & Services)*	2,552,895

TOTAL COMMON STOCKS
(Cost $323,518,941)		$349,599,910

Preferred Stocks – 9.4%
Brazil – 9.4%
810,570	Banco Bradesco SA Preference Shares (Banks)	$12,770,853
307,123	Braskem SA Preference A Shares (Materials)	2,029,291
185,096	Companhia de Bebidas das Americas Preference Shares (Food, Beverage & Tobacco)	7,564,052
555,771	Gerdau SA Preference Shares (Materials)	4,857,062
254,351	Itau Unibanco Holding SA Preference Shares (Banks)	3,719,369
960,888	Klabin SA Preference Shares (Materials)	5,644,073

TOTAL PREFERRED STOCKS
(Cost $34,097,515)		$36,584,700

Notional Shares	Description	Maturity Date	Value
Participation Notes – 0.7%
India – 0.7%
176,343	Exide Industries Ltd. (Issuer UBS AG) (Automobiles & Components)	03/13	$462,974
171,710	IndusInd Bank Ltd. (Issuer Deutsche Bank AG) (Banks)	02/20	1,193,585

Participation Notes – (continued)
India – (continued)
75,318	Tata Steel Ltd. (Issuer Morgan Stanley) (Materials)(a)	12/12	$546,591
65,209	Tata Steel Ltd. GDR (Issuer Deutsche Bank AG) (Materials)(a)	01/17	473,236

TOTAL PARTICIPATION NOTES
(Cost $3,222,602)			$2,676,386

TOTAL INVESTMENTS – 99.9%
(Cost $360,839,058)			$388,860,996

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			265,066

NET ASSETS – 100.0%			$389,126,062

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,019,827, which represents approximately 0.3% of net assets as of October 31, 2012.

Investment Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value
Common Stocks – 99.6%
Auto Components – 0.2%
16,000	Minth Group Ltd.	$16,060

Automobiles – 2.1%
65,500	Great Wall Motor Co. Ltd. Class H	178,717

Commercial Banks – 24.1%
347,000	China CITIC Bank Corp. Ltd. Series H	176,310
1,334,000	China Construction Bank Corp. Class H	1,000,054
1,298,000	Industrial and Commercial Bank of China Ltd. Class H	854,732

		2,031,096

Communications Equipment – 1.2%
28,000	AAC Technologies Holdings, Inc.	99,694

Construction Materials – 2.2%
274,000	China Resources Cement Holdings Ltd.	185,224

Diversified Telecommunication Services – 3.3%
172,000	China Unicom Hong Kong Ltd.	277,286

Electrical Equipment – 1.4%
40,000	Zhuzhou CSR Times Electric Co. Ltd. Class H	116,957

Electronic Equipment, Instruments & Components – 3.3%
117,000	Digital China Holdings Ltd.	196,127
8,024	Hollysys Automation Technologies Ltd.*	83,289

		279,416

Food Products – 3.3%
93,000	China Mengniu Dairy Co. Ltd.	281,249

Health Care Providers & Services – 1.6%
41,600	Sinopharm Group Co., Ltd. Class H	139,404

Independent Power Producers & Energy Traders – 2.3%
242,000	Huaneng Power International Inc. Class H	193,339

Insurance – 7.2%
83,000	China Life Insurance Co. Ltd.	244,062
117,000	China Pacific Insurance (Group) Co. Ltd. Class H	364,793

		608,855

Internet Software & Services – 4.3%
10,300	Tencent Holdings Ltd.	362,297

Common Stocks – (continued)
Machinery – 4.2%
77,000	Haitian International Holdings Ltd.	$94,783
193,600	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	258,979

		353,762

Metals & Mining – 3.2%
104,000	Jiangxi Copper Co. Ltd. Class H	267,212

Oil, Gas & Consumable Fuels – 18.4%
386,000	China Petroleum and Chemical Corp. (Sinopec) Class H	406,797
88,000	China Shenhua Energy Co. Ltd. Class H	372,873
309,000	CNOOC Ltd.	635,915
98,000	PetroChina Co. Ltd. Class H	132,978

		1,548,563

Pharmaceuticals – 0.4%
18,000	Guangzhou Pharmaceutical Co. Ltd. Class H	34,822

Real Estate Management & Development – 6.4%
40,000	China Overseas Land & Investment Ltd.	104,154
228,500	Shimao Property Holdings, Ltd.	433,400

		537,554

Specialty Retail – 3.8%
171,000	Belle International Holdings Ltd.	317,107

Textiles, Apparel & Luxury Goods – 0.6%
90,000	China Lilang, Ltd.	50,988

Wireless Telecommunication Services – 6.1%
46,000	China Mobile Ltd.	510,220

TOTAL INVESTMENTS – 99.6% (Cost $7,913,611)		$8,389,822

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		36,213

NET ASSETS – 100.0%		$8,426,035

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value
Common Stocks – 88.9%
Brazil – 11.2%
344,046	Banco do Brasil SA (Banks)	$3,670,750
474,078	BM&FBovespa SA (Diversified Financials)	3,034,398
266,003	CCR SA (Transportation)	2,339,092
146,028	CETIP SA - Mercados Organizados (Diversified Financials)	1,682,408
423,886	Companhia Siderurgica Nacional SA (Materials)	2,343,734
201,572	Cosan Ltd. Class A (Energy)	3,307,797
218,750	Direcional Engenharia SA (Real Estate)	1,309,667
192,536	Duratex SA (Materials)	1,339,472
313,956	Fibria Celulose SA (Materials)*	2,664,928
113,500	Iochpe-Maxion SA (Capital Goods)	1,391,472
492,271	Magazine Luiza SA (Retailing)	2,741,235
523,238	Petroleo Brasileiro SA ADR (Energy)	11,097,878
347,013	Vale SA ADR (Materials)	6,357,278

		43,280,109

Chile – 0.7%
37,900	Compania Cervecerias Unidas SA ADR (Food, Beverage & Tobacco)	2,688,247

China – 12.9%
233,000	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	829,593
4,020,000	China Citic Bank Corp. Ltd. Class H (Banks)	2,042,560
12,052,420	China Construction Bank Corp. Class H (Banks)	9,035,291
1,199,600	China Pacific Insurance Group Co. Ltd. Class H (Insurance)	3,740,220
4,990,000	China Petroleum & Chemical Corp. Class H (Energy)	5,258,847
699,500	China Shenhua Energy Co. Ltd. Class H (Energy)	2,963,920
3,240,000	CNOOC Ltd. (Energy)	6,667,845
472,000	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	1,287,853
101,146	Hollysys Automation Technologies Ltd. (Technology Hardware & Equipment)*	1,049,896
12,368,505	Industrial & Commercial Bank of China Ltd. Class H (Banks)	8,144,651
401,200	Sinopharm Group Co. Ltd. Class H (Health Care Equipment & Services)	1,344,447
45,900	Tencent Holdings Ltd. (Software & Services)	1,614,508
837,000	Zhuzhou CSR Times Electric Co. Ltd. Class H (Capital Goods)	2,447,335
2,310,940	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H (Capital Goods)	3,091,346

		49,518,312

Common Stocks – (continued)
Czech Republic – 0.7%
72,405	CEZ AS (Utilities)	$2,669,502

Egypt – 0.6%
60,189	Orascom Construction Industries GDR (Capital Goods)*	2,461,730

Hong Kong – 5.9%
2,070,000	Belle International Holdings Ltd. (Retailing)	3,838,661
1,051,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	3,178,424
290,500	China Mobile Ltd. (Telecommunication Services)	3,222,153
654,000	China Overseas Land & Investment Ltd. (Real Estate)	1,702,917
2,642,000	China Resources Cement Holdings Ltd. (Materials)	1,785,997
1,746,000	China Unicom Hong Kong Ltd. (Telecommunication Services)	2,814,773
989,000	Digital China Holdings Ltd. (Technology Hardware & Equipment)	1,657,864
2,468,000	Shimao Property Holdings Ltd. (Real Estate)	4,681,104

		22,881,893

India – 7.5%
537,152	HDFC Bank Ltd. (Banks)	6,308,401
88,675	Hero Motocorp Ltd. (Automobiles & Components)	3,079,305
239,427	ICICI Bank Ltd. (Banks)	4,659,550
677,266	IndusInd Bank Ltd. (Banks)	4,707,856
47,671	Oracle Financial Services Software Ltd. (Software & Services)*	2,568,156
262,986	Thermax Ltd. (Capital Goods)	2,859,139
570,266	Titan Industries Ltd. (Consumer Durables & Apparel)	2,739,043
32,651	TTK Prestige Ltd. (Consumer Durables & Apparel)	1,939,744

		28,861,194

Indonesia – 1.5%
4,292,500	PT Indomobil Sukses International Tbk (Retailing)	2,261,421
14,946,000	PT MNC Sky Vision Tbk (Media)*	3,384,440

		5,645,861

Mexico – 6.8%
275,500	America Movil SAB de CV Series L ADR (Telecommunication Services)(a)	6,967,395
256,464	Cemex SAB de CV ADR (Materials)*	2,318,435
1,064,600	Genomma Lab Internacional SAB de CV Class B (Pharmaceuticals, Biotechnology & Life Sciences)*	2,122,045
459,400	Grupo Financiero Banorte SAB de CV Class O (Banks)	2,552,417

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Mexico – (continued)
184,900	Grupo Financiero Santander Mexico SAB de CV Class B ADR (Banks)*	$2,527,583
172,800	Grupo Televisa SAB ADR (Media)	3,905,280
716,891	Mexichem SAB de CV (Materials)	3,552,700
395,300	Promotora y Operadora de Infraestructura SAB de CV (Capital Goods)*	2,052,276

		25,998,131

Russia – 8.6%
291,283	DIXY Group OJSC (Food & Staples Retailing)*	3,080,601
10,070	Magnit OJSC (Food & Staples Retailing)	1,432,102
197,612	OAO Gazprom ADR (Energy)	1,815,065
116,168	OAO Lukoil ADR (Energy)	7,050,041
759,513	OAO Rosneft GDR (Energy)	5,643,408
100,100	OJSC Magnit GDR (Food & Staples Retailing)	3,564,087
111,915	Polymetal International PLC (Materials)	2,017,351
86,517	Sberbank of Russia ADR (Banks)	7,579,726
640,967	Sberbank of Russia GDR (Banks)*(b)	1,007,923

		33,190,304

South Africa – 5.9%
154,957	AngloGold Ashanti Ltd. (Materials)	5,235,274
299,269	JSE Ltd. (Diversified Financials)	2,427,452
1,126,087	Nampak Ltd. (Materials)	3,753,342
1,530,031	Netcare Ltd. (Health Care Equipment & Services)	3,176,297
1,232,873	PPC Ltd. (Materials)	4,122,065
526,135	Woolworths Holdings Ltd. (Retailing)	3,972,308

		22,686,738

South Korea – 12.9%
132,420	Cheil Worldwide, Inc. (Media)	2,550,537
123,940	Doosan Infracore Co. Ltd. (Capital Goods)*	1,826,348
21,550	Green Cross Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	3,120,325
130,240	Kia Motors Corp. (Automobiles & Components)	7,220,468
108,520	KT Skylife Co. Ltd. (Media)*	3,020,186
35,450	Kumho Petro Chemical Co. Ltd. (Materials)	3,478,034
81,280	Samsung C&T Corp. (Capital Goods)	4,414,895
12,370	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	14,844,465
12,693	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	2,770,947
66,541	Samsung Techwin Co. Ltd. (Capital Goods)	3,478,826
20,880	SK Holdings Co. Ltd. (Capital Goods)	2,906,227

		49,631,258

Common Stocks – (continued)
Taiwan – 9.1%
166,460	Asustek Computer, Inc. (Technology Hardware & Equipment)	$1,780,862
4,588,925	Chinatrust Financial Holding Co. Ltd. (Banks)	2,525,960
737,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	1,247,473
786,000	Epistar Corp. (Semiconductors & Semiconductor Equipment)	1,248,609
1,417,994	Far Eastern New Century Corp. (Capital Goods)	1,465,996
1,691,058	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	5,127,351
190,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2,107,646
2,082,545	Mega Financial Holding Co. Ltd. (Banks)	1,512,747
225,444	PChome Online, Inc. (Software & Services)	1,019,205
332,000	President Chain Store Corp. (Food & Staples Retailing)	1,640,797
292,580	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	1,215,200
524,000	Taiwan Fertilizer Co. Ltd. (Materials)	1,247,070
3,513,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	10,707,012
587,876	Tripod Technology Corp. (Technology Hardware & Equipment)	1,135,091
1,043,650	Wistron Corp. (Technology Hardware & Equipment)	1,001,175

		34,982,194

Thailand – 0.5%
738,100	Airports of Thailand PCL (Transportation)	1,970,607

Turkey – 3.1%
2,558,957	Emlak Konut Gayrimenkul Yatirim AS (REIT)	3,811,613
119,393	Turk Traktor ve Ziraat Makineleri AS (Capital Goods)	2,611,717
746,642	Turkiye Garanti Bankasi AS (Banks)	3,567,427
453,837	Ulker Biskuvi Sanayi AS (Food, Beverage & Tobacco)	2,060,939

		12,051,696

United Kingdom – 0.6%
115,663	Antofagasta PLC (Materials)	2,353,063

United States – 0.4%
20,153	Cognizant Technology Solutions Corp. Class A (Software & Services)*	1,343,197

TOTAL COMMON STOCKS
(Cost $310,026,957)		$342,214,036

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value
Preferred Stocks – 5.5%
Brazil – 4.4%
418,532	Banco Bradesco SA Preference Shares (Banks)	$6,594,138
353,172	Braskem SA Preference A Shares (Materials)	2,333,556
54,498	Companhia de Bebidas das Americas Preference Shares (Food, Beverage & Tobacco)	2,227,091
296,372	Gerdau SA Preference Shares (Materials)	2,590,090
517,873	Klabin SA Preference Shares (Materials)	3,041,887

		16,786,762

South Korea – 1.1%
5,855	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	4,250,370

TOTAL PREFERRED STOCKS
(Cost $16,556,111)		$21,037,132

Exchange Traded Funds – 4.0%
United States – 4.0%
45,948	iShares MSCI Emerging Markets Index Fund	$1,888,922
328,013	Vanguard MSCI Emerging Markets	13,609,260

TOTAL EXCHANGE TRADED FUNDS
(Cost $15,479,941)		$15,498,182

TOTAL INVESTMENTS – 98.4%
(Cost $342,063,009)		$378,749,350

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		6,198,391

NET ASSETS – 100.0%		$384,947,741

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,007,923, which represents approximately 0.3% of net assets as of October 31, 2012.

Investment Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
REIT	— Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
SGX S&P CNX Nifty Index	110	November 2012	$1,240,690	$(20,635)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value

Common Stocks – 99.1%
Bangladesh – 1.9%
325,400	Bangladesh Export Import Co. Ltd. (Capital Goods)*	$261,492
346,400	GrameenPhone Ltd. (Telecommunication Services)	746,102
1,162,937	Islami Bank Bangladesh Ltd. (Banks)	608,493
1,288,000	National Bank Ltd. (Banks)*	382,235
453,500	Power Grid Co. of Bangladesh Ltd. (Utilities)	386,409
216,810	Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	478,063
235,500	Titas Gas Transmission & Distribution Co. Ltd. (Energy)	253,195

		3,115,989

Egypt – 4.5%
306,778	Commercial International Bank Egypt SAE (Banks)	1,900,159
85,998	Commercial International Bank Egypt SAE GDR (Banks)	524,588
33,135	Orascom Construction Industries (Capital Goods)*	1,399,860
24,599	Orascom Construction Industries GDR (Capital Goods)*	1,006,099
1,551,736	Talaat Moustafa Group (Real Estate)*	1,238,038
524,040	Telecom Egypt Co. (Telecommunication Services)	1,190,825

		7,259,569

Indonesia – 15.9%
8,784,500	PT Adaro Energy Tbk (Energy)	1,245,826
5,162,000	PT Astra International Tbk (Automobiles & Components)	4,308,802
3,330,500	PT Bank Central Asia Tbk (Banks)	2,834,450
2,946,500	PT Bank Mandiri (Persero) Tbk (Banks)	2,517,137
3,104,500	PT Bank Negara Indonesia (Persero) Tbk (Banks)	1,238,738
1,808,500	PT Bank Rakyat Indonesia (Persero) Tbk (Banks)	1,385,869
260,500	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	1,328,383
649,500	PT Indocement Tunggal Prakarsa Tbk (Materials)	1,441,638
1,863,500	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	1,102,612
5,707,500	PT Kalbe Farma Tbk (Pharmaceuticals, Biotechnology & Life Sciences)	574,995
1,602,000	PT Media Nusantara Citra Tbk (Media)	469,809
2,172,000	PT Perusahaan Gas Negara Persero Tbk (Utilities)	1,047,569
1,179,500	PT Semen Gresik (Persero) Tbk (Materials)	1,823,537
742,000	PT Tambang Batubara Bukit Asam (Persero) Tbk (Energy)	1,230,583

Common Stocks – (continued)
Indonesia – (continued)
3,063,000	PT Telekomunikasi Indonesia (Persero) Tbk (Telecommunication Services)	$3,110,965
114,500	PT Unilever Indonesia Tbk (Household & Personal Products)	309,680
36,000	PT United Tractors Tbk (Capital Goods)	78,606

		26,049,199

Mexico – 22.8%
750,700	Alfa SAB de CV Class A (Capital Goods)	1,384,558
400,548	America Movil SAB de CV Series L ADR (Telecommunication Services)	10,129,859
238,200	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	527,373
254,646	Cemex SAB de CV ADR (Materials)*	2,302,000
88,395	Coca-Cola Femsa SAB de CV Series L (Food, Beverage & Tobacco)	1,132,987
45,200	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	4,095,572
500,400	Genomma Lab Internacional SAB de CV Class B (Pharmaceuticals, Biotechnology & Life Sciences)*	997,437
329,000	Grupo Bimbo SAB de CV Series A (Food, Beverage & Tobacco)	766,343
519,615	Grupo Financiero Banorte SAB de CV Class O (Banks)	2,886,971
209,200	Grupo Financiero Inbursa SAB de CV Class O (Banks)	557,110
91,215	Grupo Financiero Santander Mexico SAB de CV Class B ADR (Banks)*	1,246,909
539,453	Grupo Mexico SAB de CV Series B (Materials)	1,728,689
132,718	Grupo Televisa SAB ADR (Media)	2,999,427
15,645	Industrias Penoles SAB de CV (Materials)	779,442
471,200	Kimberly-Clark de Mexico SAB de CV Class A (Household & Personal Products)	1,131,398
336,670	Mexichem SAB de CV (Materials)	1,668,437
103,500	Promotora y Operadora de Infraestructura SAB de CV (Capital Goods)*	537,340
824,730	Wal-Mart de Mexico SAB de CV Series V (Food & Staples Retailing)	2,435,643

		37,307,495

Nigeria – 5.2%
2,416,818	First Bank of Nigeria PLC (Banks)	249,437
14,513,224	Guaranty Trust Bank PLC (Banks)	1,826,124
146,128	Guinness Nigeria PLC (Food, Beverage & Tobacco)	245,076

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Nigeria – (continued)
358,413	Nestle Nigeria PLC (Food, Beverage & Tobacco)	$1,540,359
3,568,393	Nigerian Breweries PLC (Food, Beverage & Tobacco)	2,753,656
15,874,094	Zenith Bank PLC (Banks)	1,821,286

		8,435,938

Pakistan – 3.7%
602,433	Engro Corp. Ltd. (Materials)	580,015
1,023,907	Engro Foods Ltd. (Food, Beverage & Tobacco)*	750,068
1,428,500	Fatima Fertilizer Co. Ltd. (Materials)	378,023
118,300	Fauji Fertilizer Co. Ltd. (Materials)	142,301
456,000	HUB Power Co. (Utilities)	218,416
257,900	Lucky Cement Ltd. (Materials)	385,787
561,328	MCB Bank Ltd. (Banks)	1,108,770
837,300	Oil & Gas Development Co. Ltd. (Energy)	1,590,058
267,200	Pakistan Petroleum Ltd. (Energy)	481,424
216,913	Pakistan State Oil Co. Ltd. (Energy)	476,973

		6,111,835

Philippines – 4.5%
4,507,800	Alliance Global Group, Inc. (Capital Goods)	1,625,591
1,372,900	Ayala Land, Inc. (Real Estate)	784,703
394,730	BDO Unibank, Inc. (Banks)*	612,491
1,550,900	Energy Development Corp. (Utilities)	251,108
20,270	Globe Telecom, Inc. (Telecommunication Services)	560,186
548,620	Metropolitan Bank & Trust (Banks)	1,265,032
4,763,700	Petron Corp. (Energy)	1,255,827
3,105	Philippine Long Distance Telephone Co. (Telecommunication Services)	199,276
29,606	SM Investments Corp. (Capital Goods)	576,660
305,000	SM Prime Holdings, Inc. (Real Estate)	107,195
71,750	Universal Robina Corp. (Food, Beverage & Tobacco)	125,127

		7,363,196

South Korea – 20.4%
6,336	Celltrion, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	156,048
1,800	CJ CheilJedang Corp. (Food, Beverage & Tobacco)	564,820
7,290	Daelim Industrial Co. Ltd. (Capital Goods)	506,650
33,560	Daewoo Securities Co. Ltd. (Diversified Financials)	337,938
11,680	Dongbu Insurance Co. Ltd. (Insurance)	529,265
38,210	Doosan Infracore Co. Ltd. (Capital Goods)*	563,053
1,260	E-Mart Co. Ltd. (Food & Staples Retailing)	273,108

Common Stocks – (continued)
South Korea – (continued)
12,940	GS Holdings (Energy)	$812,770
920	Hyundai Department Store Co. Ltd. (Retailing)	114,151
18,420	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	594,477
2,267	Hyundai Mobis (Automobiles & Components)	576,147
5,683	Hyundai Motor Co. (Automobiles & Components)	1,167,963
6,064	Hyundai Wia Corp. (Automobiles & Components)	977,881
46,250	KB Financial Group, Inc. (Banks)	1,572,762
31,420	Kia Motors Corp. (Automobiles & Components)	1,741,916
15,970	Korea Electric Power Corp. (Utilities)*	414,230
14,020	Korea Investment Holdings Co. Ltd. (Diversified Financials)	479,261
1,270	Korea Zinc Co. Ltd. (Materials)	520,247
11,360	Korean Air Lines Co. Ltd. (Transportation)*	509,359
15,050	KT Skylife Co. Ltd. (Media)*	418,852
6,493	KT&G Corp. (Food, Beverage & Tobacco)	494,091
8,620	Kumho Petro chemical Co. Ltd. (Materials)	845,716
5,714	LG Chem Ltd. (Materials)	1,602,890
36,700	LG Display Co. Ltd. (Technology Hardware & Equipment)*	1,089,163
5,870	LS Corp. (Capital Goods)	479,328
214	Orion Corp. (Food, Beverage & Tobacco)	200,975
1,567	POSCO (Materials)	492,594
19,790	Samsung C&T Corp. (Capital Goods)	1,074,936
7,627	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	9,152,687
6,073	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	1,325,767
3,400	Samsung SDI Co. Ltd. (Technology Hardware & Equipment)	426,230
12,910	Samsung Securities Co. Ltd. (Diversified Financials)	577,541
13,692	Samsung Techwin Co. Ltd. (Capital Goods)	715,831
3,970	Shinhan Financial Group Co. Ltd. (Banks)	136,260
59,260	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)*	1,349,042
800	S-Oil Corp. (Energy)	73,153
57,560	Woori Finance Holdings Co. Ltd. (Banks)	543,376

		33,410,478

Turkey – 18.4%
935,209	Akbank TAS (Banks)	4,512,366
46,755	Anadolu Efes Biracilik Ve Malt Sanayii AS (Food, Beverage & Tobacco)	702,268

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Turkey – (continued)
222,702	Aselsan Elektronik Sanayi Ve Ticaret AS (Capital Goods)	$842,731
29,244	BIM Birlesik Magazalar AS (Food & Staples Retailing)	1,358,510
69,742	Coca-Cola Icecek AS (Food, Beverage & Tobacco)	1,355,139
1,059,698	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT)	1,578,439
646,580	Haci Omer Sabanci Holding AS (Diversified Financials)	3,414,429
96,216	KOC Holding AS (Capital Goods)	452,041
41,810	Koza Altin Isletmeleri AS (Materials)	910,992
558,491	Koza Anadolu Metal Madencilik Isletmeleri AS (Materials)*	1,417,979
55,842	Tupras Turkiye Petrol Rafinerileri AS (Energy)	1,365,788
376,052	Turk Telekomunikasyon AS (Telecommunication Services)	1,469,910
22,631	Turk Traktor ve Ziraat Makineleri AS (Capital Goods)	495,052
231,049	Turkcell Iletisim Hizmetleri AS (Telecommunication Services)*	1,411,609
1,104,827	Turkiye Garanti Bankasi AS (Banks)	5,278,822
135,168	Turkiye Halk Bankasi AS (Banks)	1,192,523
475,031	Turkiye Is Bankasi Class C (Banks)	1,617,480
142,554	Ulker Biskuvi Sanayi AS (Food, Beverage & Tobacco)	647,358

		30,023,436

Vietnam – 1.8%
713,710	Bank for Foreign Trade of Vietnam JSC (Banks)	797,575
95,990	Masan Group Corp. (Food, Beverage & Tobacco)*	435,397
304,530	PetroVietnam Drilling and Well Services JSC (Energy)	511,202
337,060	PetroVietnam Gas JSC (Utilities)	638,517
83,980	Saigon Thuong Tin Commercial JSB (Banks)*	76,931
120,810	Vingroup JSC (Real Estate)*	451,951

		2,911,573

TOTAL COMMON STOCKS
(Cost $147,904,646)		$161,988,708

Preferred Stocks – 0.7%
South Korea – 0.7%
1,780	Hyundai Motor Co. Preference Shares (Automobiles & Components)	$116,420
1,270	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	921,942

TOTAL PREFERRED STOCKS
(Cost $987,622)		$1,038,362

Notional Shares	Description	Maturity Date	Value
Participation Note – 0.0%
Bangladesh – 0.0%
42,500	Power Grid Co. of Bangladesh Ltd. (Issuer Deutsche Bank AG) (Utilities)(a)	02/21	$36,213
(Cost $43,920)

TOTAL INVESTMENTS – 99.8% (Cost $148,936,188)			$163,063,283

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			399,954

NET ASSETS – 100.0%			$163,463,237

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $36,213, which represents approximately 0.0% of net assets as of October 31, 2012.

Investment Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
REIT	— Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
KOSPI 200 Index	4	December 2012	$459,472	$824

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities

October 31, 2012

Asia Equity Fund
Assets:
Investments, at value (cost $55,168,589, $360,839,058, $7,913,611, $342,063,009 and $148,936,188)	$62,346,229
Cash	351,687
Foreign currencies, at value (cost $223,568, $68,491, $8,999, $571,440 and $144,578)	224,743
Receivables:
Investments sold	600,199
Collateral on certain derivative contracts(a)	124,000
Dividends	20,847
Reimbursement from investment adviser	4,524
Fund shares sold	898
Futures variation margin	420
Foreign tax reclaims	—
Other assets	11,179
Total assets	63,684,726

Liabilities:
Payables:
Investments purchased	405,972
Amounts owed to affiliates	64,569
Fund shares redeemed	56,606
Foreign capital gains taxes	23,969
Accrued expenses	139,378
Total liabilities	690,494

Net Assets:
Paid-in capital	81,313,950
Undistributed net investment income	445,592
Accumulated net realized loss	(25,912,353)
Net unrealized gain	7,147,043
NET ASSETS	$62,994,232
Net Assets:
Class A	$15,136,209
Class B	829,051
Class C	2,684,396
Institutional	44,344,576
Service	—
Class IR	—
Total Net Assets	$62,994,232
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	851,262
Class B	48,946
Class C	160,090
Institutional	2,370,257
Service	—
Class IR	—
Net asset value, offering and redemption price per share:(b)
Class A	$17.78
Class B	16.94
Class C	16.77
Institutional	18.71
Service	—
Class IR	—

(a)	Represents segregated cash of $124,000 for the Asia Equity Fund relating to collateral on futures transactions and $68,381 for the N-11 Equity Fund relating to initial margin requirements on futures transactions.
(b)	Maximum public offering price per share for Class A Shares of the Asia Equity, BRIC, China Equity, Emerging Markets Equity and N-11 Equity Funds is $18.81, $13.45, $8.72, $15.53 and $10.98, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

BRIC Fund	China Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund

$388,860,996	$8,389,822	$378,749,350	$163,063,283
1,450,460	58,924	5,920,668	654,781
71,500	8,999	586,912	144,519

110,752	—	—	1,253,467
—	—	—	68,381
497,109	—	220,895	58,119
—	13,224	—	22,196
397,890	—	2,075,996	828,572
—	—	2,200	29,077
—	—	30,204	363
629	23	11,503	128
391,389,336	8,470,992	387,597,728	166,122,886

691,561	—	207,963	1,883,373
533,528	7,846	406,971	185,749
738,968	—	1,645,619	393,143
—	—	79,716	30,275
299,217	37,111	309,718	167,109
2,263,274	44,957	2,649,987	2,659,649

615,134,463	9,042,130	844,705,932	157,117,678
3,086,609	82,538	2,227,054	379,581
(257,075,259)	(1,174,844)	(498,401,296)	(8,137,766)
27,980,249	476,211	36,416,051	14,103,744
$389,126,062	$8,426,035	$384,947,741	$163,463,237

$140,354,318	$21,043	$38,888,958	$35,417,193
—	—	4,787,885	—
81,879,437	25,382	15,418,001	6,719,505
164,600,150	8,371,293	310,167,217	111,826,401
—	—	15,445,963	—
2,292,157	8,317	239,717	9,500,138
$389,126,062	$8,426,035	$384,947,741	$163,463,237

11,042,625	2,554	2,649,955	3,411,635
—	—	359,300	—
6,760,412	3,101	1,148,632	655,551
12,653,849	1,012,053	19,813,778	10,701,814
—	—	1,084,329	—
175,299	1,007	15,383	911,301

$12.71	$8.24	$14.68	$10.38
—	—	13.33	—
12.11	8.18	13.42	10.25
13.01	8.27	15.65	10.45
—	—	14.24	—
13.08	8.26	15.58	10.42

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2012

Asia Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $167,783, $471,724, $15,364, $758,252 and $271,245)	$1,506,569

Expenses:
Management fees	672,258
Custody and accounting fees	292,154
Distribution and Service fees(a)	118,642
Professional fees	80,793
Transfer Agent fees(a)	80,749
Registration fees	58,723
Printing and mailing costs	26,201
Trustee fees	15,057
Offering costs	—
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Other	49,246
Total expenses	1,393,823
Less — expense reductions	(413,142)
Net expenses	980,681
NET INVESTMENT INCOME	525,888

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(2,940,523)
Futures contracts	83,924
Foreign currency transactions	(33,653)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $40,472, $0, $0, $102,001 and $9,882)	4,370,375
Futures contracts	(23,338)
Foreign currency translation	17,627
Net realized and unrealized gain (loss)	1,474,412
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,000,300

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR
Asia Equity	$80,136	$9,766	$28,740	$60,904	$1,856	$5,461	$12,528	N/A	N/A
BRIC	436,546	N/A	943,593	331,778	N/A	179,284	73,920	N/A	$4,603
China Equity	37	N/A	154	28	N/A	29	2,462	N/A	15
Emerging Markets Equity	112,004	57,556	169,663	85,124	10,936	32,236	125,767	$6,055	440
N-11 Equity	56,072	N/A	49,278	42,615	N/A	9,363	28,739	N/A	9,442

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

BRIC Fund	China Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund

$11,687,626	$167,842	$8,783,358	$1,981,600

5,930,603	68,138	4,767,707	1,354,258
652,204	53,177	829,559	342,545
1,380,139	191	339,223	105,350
91,782	72,917	97,212	100,383
589,585	2,534	260,558	90,159
65,847	53,339	77,851	55,579
118,766	14,425	87,914	30,240
15,838	14,915	15,790	15,181
—	128,273	—	76,659
—	—	37,844	—
—	—	37,844	—
58,328	9,001	62,619	8,825
8,903,092	416,910	6,614,121	2,179,179
(644,662)	(323,550)	(483,014)	(576,331)
8,258,430	93,360	6,131,107	1,602,848
3,429,196	74,482	2,652,251	378,752

(43,109,934)	(711,103)	(8,940,839)	(6,376,663)
(397,471)	—	442,950	425,661
(652,031)	(302)	(299,197)	(4,676)

17,072,487	1,215,205	4,967,584	16,733,944
(37,085)	—	(175,035)	5,131
(26,711)	—	23,210	(7,707)
(27,150,745)	503,800	(3,981,327)	10,775,690
$(23,721,549)	$578,282	$(1,329,076)	$11,154,442

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund		BRIC Fund
	For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2011	For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2011
From operations:
Net investment income	$525,888	$590,647	$3,429,196	$2,507,034
Net realized gain (loss)	(2,890,252)	7,814,958	(44,159,436)	34,064,794
Net change in unrealized gain (loss)	4,364,664	(14,916,922)	17,008,691	(166,624,292)
Net increase (decrease) in net assets resulting from operations	2,000,300	(6,511,317)	(23,721,549)	(130,052,464)

Distributions to shareholders:
From net investment income
Class A Shares	(164,466)	(591,305)	—	—
Class B Shares	—	(8,025)	—	—
Class C Shares	—	(29,387)	—	—
Institutional Shares	(229,346)	(390,730)	—	(486,416)
Service Shares	—	—	—	—
Class IR Shares	—	—	—	(344)
Total distributions to shareholders	(393,812)	(1,019,447)	—	(486,760)

From share transactions:
Proceeds from sales of shares	27,771,924	16,635,096	105,848,840	343,253,205
Reinvestment of distributions	382,672	893,109	—	404,278
Cost of shares redeemed	(37,909,268)	(17,564,933)	(254,972,502)	(462,997,515)
Net increase (decrease) in net assets resulting from share transactions	(9,754,672)	(36,728)	(149,123,662)	(119,340,032)
TOTAL INCREASE (DECREASE)	(8,148,184)	(7,567,492)	(172,845,211)	(249,879,256)

Net assets:
Beginning of period	71,142,416	78,709,908	561,971,273	811,850,529
End of period	$62,994,232	$71,142,416	$389,126,062	$561,971,273
Undistributed net investment income	$445,592	$393,352	$3,086,609	$—

(a)	Commenced operations on April 29, 2011.
(b)	Commenced operations on February 28, 2011.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

China Equity Fund		Emerging Markets Equity Fund		N-11 Equity Fund
For the Fiscal Year Ended October 31, 2012	For the Period Ended October 31, 2011(a)	For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2011	For the Fiscal Year Ended October 31, 2012	For the Period Ended October 31, 2011(b)

$74,482	$40,108	$2,652,251	$2,747,165	$378,752	$(884)
(711,405)	(463,681)	(8,797,086)	77,146,926	(5,955,678)	(2,227,915)
1,215,205	(738,994)	4,815,759	(123,999,919)	16,731,368	(2,627,624)
578,282	(1,162,567)	(1,329,076)	(44,105,828)	11,154,442	(4,856,423)

(45)	—	—	(127,949)	—	—
—	—	—	(11,286)	—	—
(7)	—	—	(29,445)	—	—
(43,483)	—	(1,112,635)	(3,267,095)	—	—
—	—	—	(46,959)	—	—
(51)	—	(1,097)	(8)	—	—
(43,586)	—	(1,113,732)	(3,482,742)	—	—

3,327,137	6,970,976	74,097,897	146,791,460	117,432,028	81,689,306
43,586	—	1,017,714	3,022,052	—	—
(1,132,474)	(155,319)	(131,118,019)	(247,459,515)	(31,173,449)	(10,782,667)
2,238,249	6,815,657	(56,002,408)	(97,646,003)	86,258,579	70,906,639
2,772,945	5,653,090	(58,445,216)	(145,234,573)	97,413,021	66,050,216

5,653,090	—	443,392,957	588,627,530	66,050,216	—
$8,426,035	$5,653,090	$384,947,741	$443,392,957	$163,463,237	$66,050,216
$82,538	$43,620	$2,227,054	$1,113,552	$379,581	$2,520

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Increase from regulatory settlements
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	$17.33	$0.11		$0.41	$0.52	$(0.07)	$—	$(0.07)	$—
2012 - B	16.56	(0.03)		0.41	0.38	—	—	—	—
2012 - C	16.39	(0.03)		0.41	0.38	—	—	—	—
2012 - Institutional	18.24	0.19		0.43	0.62	(0.15)	—	(0.15)	—
2011 - A	19.14	0.12		(1.69)	(1.57)	(0.24)	—	(0.24)	—
2011 - B	18.28	(0.03)		(1.60)	(1.63)	(0.09)	—	(0.09)	—
2011 - C	18.12	(0.03)		(1.59)	(1.62)	(0.11)	—	(0.11)	—
2011 - Institutional	20.12	0.23		(1.80)	(1.57)	(0.31)	—	(0.31)	—
2010 - A	15.39	0.07	(d)	3.84	3.91	(0.16)	—	(0.16)	—
2010 - B	14.75	(0.06	)(d)	3.68	3.62	(0.09)	—	(0.09)	—
2010 - C	14.64	(0.05	)(d)	3.64	3.59	(0.11)	—	(0.11)	—
2010 - Institutional	16.16	0.14	(d)	4.03	4.17	(0.21)	—	(0.21)	—
2009 - A	10.11	0.12		5.32	5.44	(0.22)	(0.02)	(0.24)	0.08
2009 - B	9.58	0.02		5.11	5.13	(0.02)	(0.02)	(0.04)	0.08
2009 - C	9.51	0.02		5.07	5.09	(0.02)	(0.02)	(0.04)	0.08
2009 - Institutional	10.70	0.17		5.59	5.76	(0.36)	(0.02)	(0.38)	0.08

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	16.87	0.02		(6.78)	(6.76)	—	—	—	—
2008 - B	16.00	—	(f)	(6.42)	(6.42)	—	—	—	—
2008 - C	15.88	—	(f)	(6.37)	(6.37)	—	—	—	—
2008 - Institutional	17.84	0.03		(7.17)	(7.14)	—	—	—	—

FOR THE FISCAL YEAR ENDED AUGUST 31,
2008 - A	22.13	0.14		(4.35)	(4.21)	(0.15)	(0.93)	(1.08)	0.03
2008 - B	21.13	(0.02)		(4.14)	(4.16)	(0.07)	(0.93)	(1.00)	0.03
2008 - C	21.01	(0.04)		(4.09)	(4.13)	(0.10)	(0.93)	(1.03)	0.03
2008 - Institutional	23.31	0.22		(4.58)	(4.36)	(0.21)	(0.93)	(1.14)	0.03

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.10% of average net assets.
(e)	Total returns reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional
For the Fiscal Year Ended October 31, 2009	55.33%	54.06%	54.16%	55.93%
For the Fiscal Year Ended August 31, 2008	(20.59)	(21.23)	(21.21)	(20.27)

(f)	Amount is less than $0.005 per share.
(g)	Annualized.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$17.78	3.05%		$15,136	1.60%		2.24%		0.66%		83%
16.94	2.29		829	2.35		2.98		(0.20)		83
16.77	2.31		2,684	2.35		2.97		(0.18)		83
18.71	3.50		44,345	1.20		1.79		1.03		83
17.33	(8.33)		39,688	1.60		2.17		0.61		107
16.56	(8.95)		1,164	2.35		2.92		(0.18)		107
16.39	(9.00)		3,219	2.35		2.92		(0.18)		107
18.24	(7.94)		27,071	1.20		1.77		1.15		107
19.14	25.59		47,238	1.60		2.32		0.40	(d)	85
18.28	24.66		1,622	2.35		3.07		(0.38	)(d)	85
18.12	24.53		4,986	2.35		3.07		(0.32	)(d)	85
20.12	26.05		24,864	1.20		1.92		0.82	(d)	85
15.39	55.89	(e)	43,833	1.60		2.36		0.97		117
14.75	54.55	(e)	1,807	2.35		3.11		0.19		117
14.64	54.64	(e)	4,160	2.35		3.11		0.20		117
16.16	56.48	(e)	20,575	1.20		1.96		1.35		117

10.11	(40.07)		37,075	1.60	(g)	2.44	(g)	0.97	(g)	7
9.58	(40.13)		1,218	2.35	(g)	3.19	(g)	0.23	(g)	7
9.51	(40.11)		2,245	2.35	(g)	3.19	(g)	0.21	(g)	7
10.70	(40.02)		18,789	1.20	(g)	2.04	(g)	1.45	(g)	7

16.87	(20.36	)(e)	74,240	1.60		1.77		0.63		47
16.00	(21.00	)(e)	2,432	2.35		2.25		(0.10)		47
15.88	(20.98	)(e)	4,276	2.35		2.52		(0.18)		47
17.84	(20.04	)(e)	41,334	1.20		1.37		0.95		47

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS BRIC FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	$13.13	$0.09		$(0.51)	$(0.42)	$—	$—	$—
2012 - C	12.60	—	(d)	(0.49)	(0.49)	—	—	—
2012 - Institutional	13.38	0.15		(0.52)	(0.37)	—	—	—
2012 - IR	13.47	0.15		(0.54)	(0.39)	—	—	—
2011 - A	15.78	0.03		(2.68)	(2.65)	—	—	—
2011 - C	15.26	(0.06)		(2.60)	(2.66)	—	—	—
2011 - Institutional	16.04	0.18		(2.81)	(2.63)	(0.03)	—	(0.03)
2011 - IR	16.19	0.03		(2.72)	(2.69)	(0.03)	—	(0.03)
2010 - A	13.12	(0.03	)(e)	2.69	2.66	—	—	—
2010 - C	12.79	(0.13	)(e)	2.60	2.47	—	—	—
2010 - Institutional	13.29	0.05	(e)	2.70	2.75	—	—	—
2010 - IR (Commenced August 31, 2010)	14.12	(0.02	)(e)	2.09	2.07	—	—	—
2009 - A	7.39	0.02		5.71	5.73	—	—	—
2009 - C	7.26	(0.05)		5.58	5.53	—	—	—
2009 - Institutional	7.46	0.05		5.78	5.83	—	—	—

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	14.21	0.02		(6.84)	(6.82)	—	—	—
2008 - C	13.97	—	(d)	(6.71)	(6.71)	—	—	—
2008 - Institutional	14.32	0.03		(6.89)	(6.86)	—	—	—

FOR THE FISCAL YEAR ENDED AUGUST 31,
2008 - A	16.29	(0.03)		(1.11)	(1.14)	(0.01)	(0.93)	(0.94)
2008 - C	16.14	(0.15)		(1.09)	(1.24)	—	(0.93)	(0.93)
2008 - Institutional	16.37	0.04		(1.13)	(1.09)	(0.03)	(0.93)	(0.96)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized form non-recurring special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(f)	Annualized.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$12.71	(3.19)%	$140,354	1.82%		1.96%		0.69%		82%
12.11	(3.88)	81,879	2.57		2.71		(0.02)		82
13.01	(2.76)	164,600	1.42		1.56		1.20		82
13.08	(2.89)	2,292	1.57		1.71		1.19		82
13.13	(16.79)	227,178	1.86		1.92		0.16		91
12.60	(17.43)	114,773	2.61		2.67		(0.41)		91
13.38	(16.45)	219,820	1.46		1.52		1.15		91
13.47	(16.66)	200	1.60		1.66		0.18		91
15.78	20.27	474,512	1.89		1.92		(0.22	)(e)	87
15.26	19.31	178,404	2.64		2.67		(0.96	)(e)	87
16.04	20.69	158,912	1.49		1.52		0.36	(e)	87
16.19	14.66	23	1.64	(f)	1.64	(f)	(0.83	)(e)(f)	87
13.12	77.54	367,897	1.97		2.00		0.19		117
12.79	76.17	141,614	2.72		2.75		(0.54)		117
13.29	78.15	30,269	1.57		1.60		0.46		117

7.39	(47.99)	179,052	1.97	(f)	2.10	(f)	1.03	(f)	14
7.26	(48.03)	77,810	2.72	(f)	2.85	(f)	0.23	(f)	14
7.46	(47.91)	18,058	1.57	(f)	1.70	(f)	1.70	(f)	14

14.21	(8.49)	431,746	1.90		1.93		(0.14)		72
13.97	(9.18)	169,711	2.65		2.68		(0.88)		72
14.32	(8.17)	46,769	1.50		1.53		0.21		72

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholder from net investment income
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2012 - A	$7.76	$0.11	$0.41	$0.52	$(0.04)
2012 - C	7.73	0.06	0.40	0.46	(0.01)
2012 - Institutional	7.78	0.09	0.46	0.55	(0.06)
2012 - IR	7.77	0.08	0.46	0.54	(0.05)

FOR THE PERIOD ENDED OCTOBER 31,
2011 - A (Commenced April 29, 2011)	10.00	0.09	(2.33)	(2.24)	—
2011 - C (Commenced April 29, 2011)	10.00	0.06	(2.33)	(2.27)	—
2011 - Institutional (Commenced April 29, 2011)	10.00	0.07	(2.29)	(2.22)	—
2011 - IR (Commenced April 29, 2011)	10.00	0.10	(2.33)	(2.23)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.24	6.75%	$21	1.89%		6.89%		1.36%		57%
8.18	5.91	25	2.64		7.04		0.80		57
8.27	7.12	8,371	1.50		6.72		1.20		57
8.26	7.03	8	1.65		7.12		1.01		57

7.76	(22.40)	9	1.90	(d)	10.09	(d)	2.10	(d)	37
7.73	(22.70)	8	2.65	(d)	10.84	(d)	1.36	(d)	37
7.78	(22.20)	5,629	1.50	(d)	9.69	(d)	1.69	(d)	37
7.77	(22.30)	8	1.65	(d)	9.84	(d)	2.37	(d)	37

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	$14.66	$0.06		$(0.04)	$0.02	$—	$—	$—
2012 - B	13.41	(0.05)		(0.03)	(0.08)	—	—	—
2012 - C	13.51	(0.05)		(0.04)	(0.09)	—	—	—
2012 - Institutional	15.63	0.12		(0.05)	0.07	(0.05)	—	(0.05)
2012 - Service	14.24	0.05		(0.05)	— (d)	—	—	—
2012 - IR	15.59	0.12		(0.07)	0.05	(0.06)	—	(0.06)
2011 - A	16.38	0.04		(1.73)	(1.69)	(0.03)	—	(0.03)
2011 - B	15.09	(0.08)		(1.58)	(1.66)	(0.02)	—	(0.02)
2011 - C	15.20	(0.07)		(1.60)	(1.67)	(0.02)	—	(0.02)
2011 - Institutional	17.48	0.11		(1.84)	(1.73)	(0.12)	—	(0.12)
2011 - Service	15.95	0.02		(1.68)	(1.66)	(0.05)	—	(0.05)
2011 - IR	17.56	0.02		(1.87)	(1.85)	(0.12)	—	(0.12)
2010 - A	13.37	(0.02	)(e)	3.03	3.01	—	—	—
2010 - B	12.41	(0.10	)(e)	2.78	2.68	—	—	—
2010 - C	12.50	(0.10	)(e)	2.80	2.70	—	—	—
2010 - Institutional	14.22	0.07	(e)	3.20	3.27	(0.01)	—	(0.01)
2010 - Service	13.03	(0.01	)(e)	2.93	2.92	—	—	—
2010 - IR (Commenced August 31, 2010)	15.24	(0.01	)(e)	2.33	2.32	—	—	—
2009 - A	11.97	0.15		4.64	4.79	(0.26)	(3.13)	(3.39)
2009 - B	11.30	0.07		4.31	4.38	(0.14)	(3.13)	(3.27)
2009 - C	11.31	0.07		4.34	4.41	(0.09)	(3.13)	(3.22)
2009 - Institutional	12.60	0.21		4.93	5.14	(0.39)	(3.13)	(3.52)
2009 - Service	11.80	0.15		4.51	4.66	(0.30)	(3.13)	(3.43)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	20.13	0.05		(8.21)	(8.16)	—	—	—
2008 - B	19.03	0.02		(7.75)	(7.73)	—	—	—
2008 - C	19.04	0.02		(7.75)	(7.73)	—	—	—
2008 - Institutional	21.18	0.06		(8.64)	(8.58)	—	—	—
2008 - Service	19.85	0.04		(8.09)	(8.05)	—	—	—

FOR THE FISCAL YEAR ENDED AUGUST 31,
2008 - A	26.74	0.14		(2.87)	(2.73)	(0.04)	(3.84)	(3.88)
2008 - B	25.61	(0.03)		(2.71)	(2.74)	—	(3.84)	(3.84)
2008 - C	25.62	(0.04)		(2.70)	(2.74)	—	(3.84)	(3.84)
2008 - Institutional	27.91	0.25		(3.04)	(2.79)	(0.10)	(3.84)	(3.94)
2008 - Service	26.48	0.16		(2.88)	(2.72)	(0.07)	(3.84)	(3.91)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(f)	Annualized.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.68	0.14%	$38,889	1.82%		1.94%		0.39%		119%
13.33	(0.59)	4,788	2.57		2.69		(0.37)		119
13.42	(0.66)	15,418	2.57		2.69		(0.35)		119
15.65	0.49	310,167	1.41		1.54		0.80		119
14.24	0.00	15,446	1.91		2.03		0.36		119
15.58	0.35	240	1.55		1.68		0.78		119
14.66	(10.33)	51,221	1.90		1.93		0.24		121
13.41	(11.02)	6,841	2.65		2.68		(0.53)		121
13.51	(11.01)	18,896	2.65		2.68		(0.49)		121
15.63	(9.98)	351,982	1.50		1.53		0.61		121
14.24	(10.43)	14,432	2.00		2.03		0.15		121
15.59	(10.21)	21	1.65		1.68		0.16		121
16.38	22.51	68,118	1.91		1.91		(0.16	)(e)	147
15.09	21.60	10,335	2.66		2.66		(0.75	)(e)	147
15.20	21.60	23,226	2.66		2.66		(0.73	)(e)	147
17.48	23.04	472,994	1.51		1.51		0.43	(e)	147
15.95	22.41	13,954	2.01		2.01		(0.10	)(e)	147
17.56	15.22	1	1.66	(f)	1.66	(f)	(0.09	)(e)(f)	147
13.37	58.12	256,648	1.89		1.89		1.43		179
12.41	56.96	10,350	2.64		2.64		0.73		179
12.50	57.03	17,637	2.64		2.64		0.70		179
14.22	58.76	347,017	1.49		1.49		1.88		179
13.03	57.99	10,273	1.99		1.99		1.38		179

11.97	(40.54)	263,099	1.86	(f)	1.90	(f)	1.81	(f)	20
11.30	(40.62)	7,919	2.61	(f)	2.65	(f)	1.01	(f)	20
11.31	(40.65)	11,612	2.61	(f)	2.65	(f)	1.04	(f)	20
12.60	(40.51)	522,606	1.46	(f)	1.50	(f)	2.19	(f)	20
11.80	(40.55)	3,701	1.96	(f)	2.00	(f)	1.77	(f)	20

20.13	(13.92)	522,595	1.84		1.84		0.55		91
19.03	(14.55)	14,677	2.59		2.59		(0.16)		91
19.04	(14.58)	22,596	2.59		2.59		(0.19)		91
21.18	(13.57)	986,258	1.44		1.44		0.95		91
19.85	(14.03)	7,472	1.94		1.94		0.63		91

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2012 - A	$9.57	$0.01	$0.80	$0.81
2012 - C	9.52	(0.06)	0.79	0.73
2012 - Institutional	9.60	0.05	0.80	0.85
2012 - IR	9.59	0.02	0.81	0.83

FOR THE PERIOD ENDED OCTOBER 31,
2011 - A (Commenced February 28, 2011)	10.00	(0.03)	(0.40)	(0.43)
2011 - C (Commenced February 28, 2011)	10.00	(0.08)	(0.40)	(0.48)
2011 - Institutional (Commenced February 28, 2011)	10.00	0.02	(0.42)	(0.40)
2011 - IR (Commenced February 28, 2011)	10.00	(0.02)	(0.39)	(0.41)
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.38	8.33%	$35,417	1.79%		2.35%		0.09%		90%
10.25	7.53	6,720	2.54		3.12		(0.57)		90
10.45	8.83	111,826	1.39		1.94		0.52		90
10.42	8.73	9,500	1.54		2.05		0.22		90

9.57	(4.20)	18,335	1.82	(d)	3.92	(d)	(0.40	)(d)	73
9.52	(4.70)	3,528	2.57	(d)	4.67	(d)	(1.29	)(d)	73
9.60	(4.00)	42,740	1.42	(d)	3.52	(d)	0.24	(d)	73
9.59	(4.10)	1,448	1.57	(d)	3.67	(d)	(0.28	)(d)	73

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements

October 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Asia Equity	A, B, C and Institutional	Diversified
BRIC, China Equity and N-11 Equity	A, C, Institutional and IR	Non-diversified
Emerging Markets Equity	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments on swaps are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the China Equity and N-11 Equity Funds have been amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, the Funds will receive a payment from the issuer based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2012:

ASIA EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$—	$—		$—
Other	501,177	61,845,052	(a)	—

Derivative Type
Liabilities(b)
Futures Contracts	$(3,939)	$—		$—

BRIC

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$86,336,427	$36,584,699		$—
Other	2,665,169	263,274,701	(a)	—
Total	$89,001,596	$299,859,400		$—

CHINA EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$—	$—		$—
Other	83,289	8,306,533	(a)	—

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$88,807,866	$16,786,762		$—
Other	1,049,896	272,104,826	(a)	—
Total	$89,857,762	$288,891,588		$—

Derivative Type
Liabilities(b)
Futures Contracts	$(20,635)	$—		$—

N-11 EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$37,307,495	$—		$—
Other	—	125,755,788		—
Total	$37,307,495	$125,755,788		$—

Derivative Type
Assets(b)
Futures Contracts	$824	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2012. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Asia Equity	Equity	—	$—	Unrealized loss on futures variation margin	$(3,939)	(a)
Emerging Markets Equity	Equity	—	—	Unrealized loss on futures variation margin	(20,635)	(a)
N-11 Equity	Equity	Unrealized gain on futures variation margin	824(a)	—	—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Asia Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$ 83,924	$ (23,338)	35
BRIC	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(397,471)	(37,085)	283
Emerging Markets Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	442,950	(175,035)	256
N-11 Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	425,661	5,131	144

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2012.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2012, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Fee Rate						Effective Net Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%
BRIC	1.30	1.30	1.17	1.11	1.09	1.30	1.16	*
China Equity	1.10	0.99	0.94	0.92	0.90	1.10	1.10
Emerging Markets Equity	1.20	1.20	1.08	1.03	1.01	1.20	1.08	*
N-11 Equity	1.30	1.30	1.24	1.21	1.19	1.30	1.19	*

*	GSAMI agreed to waive a portion of its management fee in order to achieve the effective net management rates shown above for the BRIC, Emerging Markets Equity and N-11 Equity Funds through at least February 28, 2013. Prior to such date GSAMI may not terminate the arrangement without the approval of the trustees.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C
Distribution Plan	0.25%	0.75%	0.75%
Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended October 31, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End Sales Charge		Contingent Deferred Sales Charge
Fund	Class A		Class B	Class C
Asia Equity	$400		$—	$—
BRIC	25,800		N/A	200
China Equity	—	*	N/A	—
Emerging Markets Equity	6,600		—	—	*
N-11 Equity	16,000		N/A	—	*

*	Amount rounds to less than $100.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Asia Equity, BRIC, China Equity, Emerging Markets Equity and N-11 Equity Funds are 0.164%, 0.264%,

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

0.364%, 0.354% and 0.164%, respectively. These Other Expense reimbursements will remain in place through at least February 28, 2013 and prior to such date GSAMI may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

For the fiscal year ended October 31, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits		Total Expense Reductions
Asia Equity	$—	$412	$1		$413
BRIC	639	—	6		645
China Equity	—	324	—	*	324
Emerging Markets Equity	477	—	6		483
N-11 Equity	115	458	3		576

*	Amount rounds less than $1,000.

As of October 31, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees		Transfer Agent Fees		Total
Asia Equity	$54	$6		$5		$65
BRIC	390	101		43		534
China Equity	8	—	*	—	*	8
Emerging Markets Equity	353	33		21		407
N-11 Equity	161	13		12		186

*	Amount rounds less than $1,000.

G.  Line of Credit Facility — As of October 31, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2012, Goldman Sachs earned approximately $2,100 and $10,900 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Asia Equity and Emerging Markets Equity Funds, respectively.

As of October 31, 2012 the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 10% of the total outstanding shares of the Emerging Markets Equity Fund.

As of October 31, 2012, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 5% or more of the outstanding Class A, C, Institutional and Class IR Shares of the China Equity Fund as follows: 39%, 32%, 20% and 100%, respectively.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2012, were as follows:

Fund	Purchases	Sales and Maturities
Asia Equity	$54,937,484	$63,753,546
BRIC	370,243,153	505,884,661
China Equity	5,714,320	3,538,553
Emerging Markets Equity	466,026,797	518,112,431
N-11 Equity	180,013,843	91,481,758

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows:

	Asia Equity	China Equity	Emerging Markets Equity
Distributions paid from:
Ordinary income	$393,812	$43,586	$1,113,732

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows:

	Asia Equity	BRIC	Emerging Markets Equity
Distributions paid from:
Ordinary income	$1,019,447	$486,760	$3,482,742

As of October 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Asia Equity	BRIC	China Equity	Emerging Markets Equity	N-11 Equity
Undistributed ordinary income — net	$706,714	$3,086,609	$82,538	$2,227,053	$379,581
Capital loss carryforwards:
Expiring 2016(1)	$—	$(46,894,391)	$—	$(30,277,067)	$—
Expiring 2017(1)	(22,045,430)	(151,677,917)	—	(445,745,035)	—
Perpetual Long-term	(252,349)	(19,084,950)	(267,435)	(1,615,301)	(1,295,504)
Perpetual Short-term	(2,662,713)	(25,959,552)	(733,030)	(11,695,635)	(4,310,677)
Total capital loss carryforwards	$(24,960,492)	$(243,616,810)	$(1,000,465)	$(489,333,038)	$(5,606,181)
Unrealized gains — net	$5,934,060	$14,521,800	$301,832	$27,347,794	$11,572,159
Total accumulated earnings (losses) — net	$(18,319,718)	$(226,008,401)	$(616,095)	$(459,758,191)	$6,345,559

(1)	Expiration occurs on October 31 of the year indicated.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

7. TAX INFORMATION (continued)

As of October 31, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Asia Equity	BRIC	China Equity	Emerging Markets Equity	N-11 Equity
Tax cost	$56,381,572	$374,297,507	$8,087,990	$351,131,266	$151,467,773
Gross unrealized gain	12,211,433	46,866,566	652,112	51,850,898	16,973,936
Gross unrealized loss	(6,246,776)	(32,303,077)	(350,280)	(24,232,814)	(5,378,426)
Net unrealized security gain	$5,964,657	$14,563,489	$301,832	$27,618,084	$11,595,510
Net unrealized loss on other investments	(30,597)	(41,689)	—	(270,290)	(23,351)
Net unrealized gain	$5,934,060	$14,521,800	$301,832	$27,347,794	$11,572,159

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses, differences in the tax treatment of foreign currency transactions, passive foreign investment company investments, non-deductible organization costs and foreign taxes on realized capital gains.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Asia Equity	$—	$79,836	$(79,836)
BRIC	—	342,587	(342,587)
China Equity	(8,324)	302	8,022
Emerging Markets Equity	—	425,017	(425,017)
N-11 Equity	(14,473)	16,164	(1,691)

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

8. OTHER RISKS (continued)

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional funds, including but not limited to: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) and active trading market for an ETF’s shares may not develop or be maintained.

Geographic Risk — Concentration of the investments of a Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in a given country or region. The Asia Equity Fund invests primarily in equity investments in Asian issuers. The BRIC Fund invests primarily in equity investments in Brazil, Russia, India and China issuers. The China Equity Fund invests primarily in a portfolio of equity investments that are tied economically to China, or in issuers that participate in the market of China. The N-11 Equity Fund invests primarily in equity investments in the N-11 countries, and may invest up to 50% of its assets in any one N-11 country.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The BRIC, China Equity and N-11 Equity Funds are non-diversified and are permitted to invest more of their assets in fewer issuers than “diversified” mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

10. OTHER MATTERS

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAMI is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

	For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	545,177	$9,346,039	380,291	$7,356,320
Shares converted from Class B(a)	1,680	28,015	1,481	28,096
Reinvestment of distributions	9,943	160,777	26,977	521,717
Shares redeemed	(1,995,478)	(33,619,430)	(587,442)	(11,253,412)
	(1,438,678)	(24,084,599)	(178,693)	(3,347,279)
Class B Shares
Shares sold	103	1,785	4,892	94,086
Shares converted to Class A(a)	(1,757)	(28,015)	(1,543)	(28,096)
Reinvestment of distributions	—	—	324	6,038
Shares redeemed	(19,693)	(317,227)	(22,086)	(403,028)
	(21,347)	(343,457)	(18,413)	(331,000)
Class C Shares
Shares sold	17,474	282,677	49,827	870,031
Reinvestment of distributions	—	—	1,101	20,311
Shares redeemed	(53,771)	(875,759)	(129,726)	(2,334,432)
	(36,297)	(593,082)	(78,798)	(1,444,090)
Institutional Shares
Shares sold	1,041,457	18,141,423	404,273	8,314,659
Reinvestment of distributions	13,091	221,895	17,003	345,043
Shares redeemed	(168,164)	(3,096,852)	(173,151)	(3,574,061)
	886,384	15,266,466	248,125	5,085,641
NET DECREASE	(609,938)	$(9,754,672)	(27,779)	$(36,728)

(a)

Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	BRIC Fund

	For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,556,156	$32,849,258	6,234,806	$97,109,075
Shares redeemed	(8,818,548)	(110,184,382)	(19,008,567)	(299,941,024)
	(6,262,392)	(77,335,124)	(12,773,761)	(202,831,949)
Class C Shares
Shares sold	445,293	5,395,270	1,412,941	21,409,565
Shares redeemed	(2,791,028)	(33,298,416)	(3,994,607)	(58,120,369)
	(2,345,735)	(27,903,146)	(2,581,666)	(36,710,804)
Institutional Shares
Shares sold	4,895,097	63,765,469	13,581,430	224,215,672
Reinvestment of distributions	—	—	25,325	403,934
Shares redeemed	(8,668,487)	(109,742,620)	(7,085,738)	(104,646,392)
	(3,773,390)	(45,977,151)	6,521,017	119,973,214
Class IR Shares
Shares sold	298,139	3,838,843	31,907	518,893
Reinvestment of distributions	—	—	21	344
Shares redeemed	(137,719)	(1,747,084)	(18,481)	(289,730)
	160,420	2,091,759	13,447	229,507
NET DECREASE	(12,221,097)	$(149,123,662)	(8,820,963)	$(119,340,032)

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	China Equity Fund

	For the Fiscal Year Ended October 31, 2012		For the Period Ended October 31, 2011(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,444	$11,639	1,107	$11,026
Reinvestment of distributions	6	45	—	—
Shares redeemed	(1)	(5)	(2)	(26)
	1,449	11,679	1,105	11,000
Class C Shares
Shares sold	2,599	19,978	1,003	10,025
Reinvestment of distributions	1	7	—	—
Shares redeemed	(499)	(4,117)	(3)	(25)
	2,101	15,868	1,000	10,000
Institutional Shares
Shares sold	429,161	3,295,520	745,820	6,939,915
Reinvestment of distributions	5,916	43,483	—	—
Shares redeemed	(146,363)	(1,128,352)	(22,481)	(155,258)
	288,714	2,210,651	723,339	6,784,657
Class IR Shares
Shares sold	—	—	1,001	10,010
Reinvestment of distributions	7	51	—	—
Shares redeemed	—	—	(1)	(10)
	7	51	1,000	10,000
NET INCREASE	292,271	$2,238,249	726,444	$6,815,657

(a)	Commenced operations on April 29, 2011.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Equity Fund

	For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	599,634	$8,627,318	1,065,762	$17,566,074
Shares converted from Class B(a)	4,257	62,338	8,665	142,853
Reinvestment of distributions	—	—	7,205	121,096
Shares redeemed	(1,448,562)	(20,789,324)	(1,745,315)	(28,337,316)
	(844,671)	(12,099,668)	(663,683)	(10,507,293)
Class B Shares
Shares sold	4,120	56,443	21,761	334,227
Shares converted to Class A(a)	(4,668)	(62,338)	(9,431)	(142,853)
Reinvestment of distributions	—	—	625	9,678
Shares redeemed	(150,344)	(1,978,371)	(187,688)	(2,793,854)
	(150,892)	(1,984,266)	(174,733)	(2,592,802)
Class C Shares
Shares sold	184,616	2,478,998	291,588	4,449,961
Reinvestment of distributions	—	—	1,197	18,654
Shares redeemed	(434,921)	(5,683,789)	(421,893)	(6,329,635)
	(250,305)	(3,204,791)	(129,108)	(1,861,020)
Institutional Shares
Shares sold	3,740,868	57,119,248	6,833,753	116,822,286
Reinvestment of distributions	70,112	1,016,617	158,977	2,825,692
Shares redeemed	(6,518,534)	(98,132,129)	(11,535,667)	(204,328,847)
	(2,707,554)	(39,996,264)	(4,542,937)	(84,680,869)
Service Shares
Shares sold	391,357	5,503,512	492,167	7,597,896
Reinvestment of distributions	—	—	2,880	46,932
Shares redeemed	(320,412)	(4,436,383)	(356,241)	(5,669,824)
	70,945	1,067,129	138,806	1,975,004
Class IR Shares
Shares sold	20,573	312,378	1,275	21,016
Reinvestment of distributions	76	1,097	—	—
Shares redeemed	(6,605)	(98,023)	(2)	(39)
	14,044	215,452	1,273	20,977
NET DECREASE	(3,868,433)	$(56,002,408)	(5,370,382)	$(97,646,003)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	N-11 Equity Fund

	For the Fiscal Year Ended October 31, 2012		For the Period Ended October 31, 2011(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,613,742	$25,619,951	2,544,133	$26,202,458
Shares redeemed	(1,117,207)	(10,505,870)	(629,033)	(6,210,169)
	1,496,535	15,114,081	1,915,100	19,992,289
Class C Shares
Shares sold	400,833	3,890,827	421,857	4,279,916
Shares redeemed	(115,730)	(1,104,340)	(51,409)	(452,526)
	285,103	2,786,487	370,448	3,827,390
Institutional Shares
Shares sold	8,116,894	79,017,265	4,880,362	49,430,764
Shares redeemed	(1,867,572)	(17,953,814)	(427,870)	(3,922,159)
	6,249,322	61,063,451	4,452,492	45,508,605
Class IR Shares
Shares sold	923,792	8,903,985	172,311	1,776,168
Shares redeemed	(163,436)	(1,609,425)	(21,366)	(197,813)
	760,356	7,294,560	150,945	1,578,355
NET INCREASE	8,791,316	$86,258,579	6,888,985	$70,906,639

(a)	Commenced operations on February 28, 2011.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Fundamental Emerging Markets Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Asia Equity Fund, Goldman Sachs BRIC Fund, Goldman Sachs China Equity Fund, Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs N-11 Equity Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at October 31, 2012 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2012

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				BRIC Fund				China Equity Fund				Emerging Markets Equity Fund				N-11 Equity Fund
Share Class	Beginning Account Value 05/01/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*	Beginning Account Value 05/01/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*	Beginning Account Value 05/01/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*	Beginning Account Value 05/01/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*	Beginning Account Value 05/01/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*
Class A
Actual	$1,000	$984.50		$8.03	$1,000	$978.40		$8.95	$1,000	$1,008.60		$9.56	$1,000	$974.10		$8.83	$1,000	$1,033.90		$9.15
Hypothetical 5% return	1,000	1,017.04	+	8.16	1,000	1,016.09	+	9.12	1,000	1,015.61	+	9.60	1,000	1,016.19	+	9.02	1,000	1,016.14	+	9.07
Class B
Actual	1,000	981.50		11.75	N/A	N/A		N/A	N/A	N/A		N/A	1,000	970.90		12.53	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,013.27	+	11.94	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,012.42	+	12.80	N/A	N/A		N/A
Class C
Actual	1,000	981.30		11.70	1,000	975.00		12.61	1,000	1,003.70		13.29	1,000	970.40		12.53	1,000	1,030.20		12.96
Hypothetical 5% return	1,000	1,013.32	+	11.89	1,000	1,012.37	+	12.85	1,000	1,011.87	+	13.34	1,000	1,012.42	+	12.80	1,000	1,012.37	+	12.85
Institutional
Actual	1,000	986.80		5.99	1,000	981.10		6.92	1,000	1,009.80		7.58	1,000	975.70		6.85	1,000	1,035.70		7.11
Hypothetical 5% return	1,000	1,019.10	+	6.09	1,000	1,018.15	+	7.05	1,000	1,017.60	+	7.61	1,000	1,018.20	+	7.00	1,000	1,018.15	+	7.05
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	973.30		9.33	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.69	+	9.53	N/A	N/A		N/A
Class IR
Actual	N/A	N/A		N/A	1,000	980.50		7.72	1,000	1,009.80		8.35	1,000	975.00		7.60	1,000	1,035.70		7.88
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.34	+	7.86	1,000	1,016.83	+	8.38	1,000	1,017.44	+	7.76	1,000	1,017.39	+	7.81

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR
Asia Equity	1.61%	2.36%	2.35%	1.20%	N/A	N/A
BRIC	1.80	N/A	2.54	1.39	N/A	1.55%
China Equity	1.89	N/A	2.64	1.50	N/A	1.65
Emerging Markets Equity	1.78	2.53	2.53	1.38	1.88%	1.53
N-11 Equity	1.79	N/A	2.54	1.39	N/A	1.54

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Asia Equity, Goldman Sachs BRIC, Goldman Sachs China Equity, Goldman Sachs Emerging Markets Equity and Goldman Sachs N-11 Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds (except for the China Equity and N-11 Equity Funds, which commenced operations in 2011), as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and a comparable institutional composite managed by the Investment Adviser (in the case of the Asia Equity Fund), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s (except for the China Equity and N-11 Equity Funds, which commenced operations in 2011) expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive a portion of its management fees (with respect to the BRIC, Emerging Markets Equity and N-11 Equity Funds) and to limit certain expenses of each of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Emerging Markets Equity Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund (with the exception of the China Equity and N-11 Equity Funds, which commenced operations in 2011) to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information for each Fund prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2012. The information on each Fund’s (except for the China Equity Fund) investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed the investment performance of each Fund (except for the China Equity and N-11 Equity Funds) over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds (except for the China Equity and N-11 Equity Funds) over time, and

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Asia Equity Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees observed that each of the Asia Equity and Emerging Markets Equity Funds had placed in the bottom half of its respective peer group and underperformed its respective benchmark index during the one-, three-, five-, and ten-year periods ended March 31, 2012. The Independent Trustees noted that the BRIC Fund had placed in the bottom half of its peer group during the one-, three-, and five-year periods ended March 31, 2012. They also observed that it outperformed its benchmark index during the three-year period, and underperformed its benchmark index during the one- and five-year periods ended March 31, 2012. They additionally observed that the BRIC Fund’s peer group (Diversified Emerging Markets) provides an imperfect performance comparison because it includes funds invested in diversified emerging market countries, while the Fund invests primarily in four emerging market countries. The Independent Trustees concluded that the China Equity Fund (which commenced operations on April 29, 2011) and the N-11 Equity Fund (which commenced operations on February 28, 2011) had provided reasonable levels of performance to investors in light of their investment policies and given prevailing conditions in the markets in which the Funds invest. The Trustees also noted that, in the past several years, the Investment Adviser had augmented its research resources and had been improving its investment process for the Emerging Markets Equity Fund to leverage local research teams. They also noted the team’s increased emphasis on internal communication among its analysts and Chief Investment Officers. The Independent Trustees noted that they had received assurances from senior management that measures would continue to be taken to address the Funds’ performance.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (one-year, in the case of the China Equity and N-11 Equity Funds) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the BRIC, Emerging Markets Equity and N-11 Equity Funds) and to limit certain expenses of each of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of each Fund that would have the effect of lowering (in the case of the BRIC, Emerging Markets Equity and N-11 Equity Funds) or increasing (in the case of the Asia Equity Fund) total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2011 and 2010 (2011 only for the China Equity and N-11 Equity Funds), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Asia Equity Fund	BRIC Fund	China Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund
First $1 billion	1.00%	1.30%	1.10%	1.20%	1.30%
Next $1 billion	0.90	1.30	0.99	1.20	1.30
Next $3 billion	0.86	1.17	0.94	1.08	1.24
Next $3 billion	0.84	1.11	0.92	1.03	1.21
Over $8 billion	0.82	1.09	0.90	1.01	1.19

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the BRIC, Emerging Markets Equity and N-11 Equity Funds) and to limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2013.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	109	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	109	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	110	None
Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2012.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]

The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2012, the Trust consisted of 95 portfolios (88 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, Goldman Sachs Trust II consisted of one portfolio (which did not offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007). Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2012.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Goldman Sachs Trust — Fundamental Emerging Markets Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2012, the total amount of income received by the Asia Equity, China Equity, and Emerging Markets Equity Funds from sources within foreign countries and possessions of the United States was $0.1914, $0.0665, and $0.1335 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Asia Equity, China Equity, and Emerging Markets Equity Funds were 98.51%, 89.50%, and 97.73%, respectively. The total amount of taxes paid by the Asia Equity, China Equity, and Emerging Markets Equity Funds to such countries was $0.0501, $0.0080, and $0.0355 per share, respectively.

For the year ended October 31, 2012, 100% of the dividends paid from net investment company taxable income by the Asia Equity, China Equity, and Emerging Markets Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $735.5 billion in assets under management as of September 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International4

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios[6]
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]

Since October 18, 2012, shares of the Goldman Sachs Brazil Equity, India Equity and Korea Equity Funds (each, a “Fund,” and collectively, the “Funds”) have not been available for purchase by investors. Each Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about November 30, 2012 (the “Liquidation Date”). At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof in cash or in kind, as provided in the Prospectus.

[5]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[6]

Since July 28, 2012, shares of each of the Goldman Sachs Retirement Strategy Portfolios (the “Portfolios”) have not been available for purchase except to participants within certain Retirement Plans (as defined in the Prospectus). As of the close of business on December 6, 2012, shares of the Portfolios will no longer be available for purchase by any investors.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 88522.MF.MED.TMPL/12/2012 EMEAR12/31.2K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,038,911	$3,372,012	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$36,000	Other attest services.

Tax Fees:

• PwC	$740,650	$764,696	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,848,422	$852,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2012 and October 31, 2011 were approximately $740,650 and $800,696 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 19, 2012